                                                          File Nos. 33-10145
                                                                   811-04900

                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM N-1A


           Registration Statement Under the Securities Act of 1933

                       Post-Effective Amendment No. 19


                                     and

       Registration Statement Under the Investment Company Act of 1940

                              Amendment No. 19


                      General American Capital Company
                              700 Market Street
                             St. Louis, MO 63101

                              [(800) 638-9294]


                         Christopher A. Martin, Esq.
                     Metropolitan Life Insurance Company
                             501 Boylston Street
                         Boston, Massachusetts 02116
                               (617) 578-3057


It is proposed that this filing will become effective (check appropriate box):
         [ X ] Immediately upon filing pursuant to paragraph (b).
         [   ] On (date) pursuant to paragraph (b).
         [   ] 60 days after filing pursuant to paragraph (a)(1).
         [   ] On (date) pursuant to paragraph (a)(1).
         [   ] 75 days after filing pursuant to paragraph (a)(2).
         [   ] On (date) pursuant to paragraph (a)(2) of Rule 485.
         [   ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.




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










                      GENERAL AMERICAN CAPITAL COMPANY

                            PROSPECTUS VERSION A

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101

                               (800) 638-9294


                               - PROSPECTUS -


         General American Capital Company (the Capital Company) offers eight different diversified funds. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

         The eight Capital Company funds are:

                 >>  The Money Market Fund.
                 >>  The Bond Index Fund.
                 >>  The Asset Allocation Fund.
                 >>  The Managed Equity Fund.
                 >>  The S&P 500 Index Fund.*
                 >>  The Mid-Cap Equity Fund.
                 >>  The Small-Cap Equity Fund.
                 >>  The International Index Fund.

         This prospectus provides information about the Capital Company and its funds that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable Contract. Please retain both prospectuses for future reference.



                 The date of this prospectus is May 1, 2002.

 The date of the related statement of additional information is May 1, 2002.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----

* "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                                    GENERAL AMERICAN CAPITAL COMPANY
                                             FUND PROSPECTUS

                                            TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
         Front Cover Page

         Table of Contents...................................................................       i

         The Funds' Investment Objectives, Principal
                  Strategies & Risks.........................................................       1

         Fund Performance Charts.............................................................       6

         Fee Tables .........................................................................      10
                  Shareholder Transaction Expenses ..........................................      10
                  Annual Fund Operation Expenses ............................................      10
                  Contract Fees .............................................................      11
                  Example ...................................................................      11

         Management & Organization ..........................................................      12
                  The Capital Company .......................................................      12
                  The Adviser ...............................................................      12
                  The Subadviser.............................................................      13
                  The Administrator .........................................................      14

         Additional Information About the Funds .............................................      15
                  Purchase & Redemptions of Shares ..........................................      15
                  Determination of Share Price ..............................................      15
                  Taxes and Dividends .......................................................      15
                  Portfolio Turnover ........................................................      16
                  Cash Positions ............................................................      16
                  Pending Legal Proceedings .................................................      16

         Financial Highlights ...............................................................      16

         Back Cover Page

                      THE FUNDS' INVESTMENT OBJECTIVES,
                        PRINCIPAL STRATEGIES & RISKS

         Below are the investment objectives, principal strategies, and risks of the Capital Company's eight funds. Also described below are the types of individuals who may want to invest in the funds. You can find more information on the funds in the statement of additional information. There can be no assurances that the funds will achieve their investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the funds change daily due to market conditions and you may lose money if you invest in the funds.

>>       THE MONEY MARKET FUND.

Investment Objective and Principal Strategies. The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest. The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.

Main Risks. The Money Market Fund does not maintain a stable net asset value
----------
and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>>       THE BOND INDEX FUND.


Investment Objective and Principal Strategies. The Bond Index Fund's
---------------------------------------------
investment objective is to provide investors with current income that reflects the performance of the publicly traded Government and Corporate bond markets. The fund seeks to achieve this objective by primarily purchasing corporate and government bonds contained in the Lehman Brothers Government/Credit Bond Index. The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by quality and duration, as the Index, while not holding all of the bonds in each Index sector.


Who May Want to Invest. The Bond Index Fund may be appropriate for investors
----------------------
who are seeking a higher level of current income than is available from money market funds and who are able to tolerate fluctuations in the value of their investment.

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

Main Risks. Loss of money is a risk of investing in the Bond Index Fund. The
----------
following risk factors may significantly affect fund performance. Interest Rate Risk. Interest rate changes can have a powerful effect on the value of fixed bond portfolios. In general, bond prices rise when interest rates fall, and fall when interest rates rise. As a result, the value of your investment in this fund will rise and fall as interest rates fluctuate. Credit Risk. It is possible that some of the issuers will not make payments or will default on the debt securities that the fund holds. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a bond, leading to greater volatility in the price of the bond and in shares of the fund. A change in the quality rating of a bond can also affect a bond's liquidity and make it more difficult to sell.

>>       THE ASSET ALLOCATION FUND.

Investment Objective and Principal Strategies. The Asset Allocation Fund's
---------------------------------------------
investment objective is to provide investors with a long-term investment return composed of capital growth and income payments. Preservation of capital is the fund's secondary objective and the chief limit on investment risk. The fund seeks to achieve these objectives by investing in a diversified combination of U.S. common stocks, bonds, and money market instruments. The mixture of stocks, bonds, and money market securities varies over time in an attempt to produce the highest total return consistent with prudence and preservation of capital. The stock portion of the fund primarily uses a growth investment style. This means the stock portion of the fund primarily invests in stocks that have growth potential.

Who May Want to Invest. The Asset Allocation Fund may be appropriate for
----------------------
long-term investors who are seeking a balanced investment program, protection against inflation, and who are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Asset Allocation
----------
Fund. The following risk factors may significantly affect fund performance. The Asset Allocation Fund invests in a combination of U.S. common stocks, bonds, and money market instruments. As a result, the risks described above for the Money Market Fund and the Bond Index Fund apply to the Asset Allocation Fund. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Allocation Risk. The fund is subject to an allocation risk, which is the risk that the Adviser could fail to correctly predict the optimal mixture of investments. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:
         o be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
         o respond differently to market and other developments than the general market or value stocks in particular; and
         o    underperform the general market in a value market environment.

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

>>       THE MANAGED EQUITY FUND.

Investment Objective and Principal Strategies. The Managed Equity Fund's
---------------------------------------------
investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of U.S. common stocks. The fund's secondary objective is to provide investors with current income. The fund invests primarily in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.
The fund considers issuers of large-cap value stocks to be companies that are comparable in size to the companies in the Russell 1000(R) Value Index or a similar index. In choosing among large-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth.

Who May Want to Invest. The Managed Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Managed Equity Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Style Risk. Because value investing is a style that involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or prospects for growth, there are related risks. Undervalued stocks may:
         o    not realize their perceived value for long periods of time;
         o respond differently to market and other developments than the general market or growth stocks in particular; and
         o underperform the general market in a growth market environment.

>>       THE S&P 500 INDEX FUND.

Investment Objective and Principal Strategies. The S&P 500 Index Fund's
---------------------------------------------
investment objective is to provide investors with a long-term capital appreciation that is consistent with the investment returns of the S&P 500 Index. The fund seeks to achieve this objective by primarily investing in U.S. common stocks contained in the Standard & Poors' 500 Stock Index. The fund attempts to invest so that its investment results reflect the return of the S&P 500 Index.

Who May Want to Invest. The S&P 500 Index Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the S&P 500 Index Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation.

>>       THE MID-CAP EQUITY FUND.

Investment Objective and Principal Strategies. The Mid-Cap Equity Fund's
---------------------------------------------
investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of mid-sized companies. The fund invests primarily in stocks of companies with medium market capitalizations and the potential for earnings growth. The fund generally expects that most investments will be in stocks of companies that are of comparable size to companies in the Russell Midcap(TM) Growth Index or a similar index. In choosing among mid-cap stocks, the fund takes a growth approach, searching for those companies whose earnings appear to be growing at a faster rate than the average company.

Who May Want to Invest. The Mid-Cap Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment as well as the additional risks of investing in smaller companies.

Main Risks. Loss of money is a risk of investing in the Mid-Cap Equity Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Smaller Companies. Securities of mid-sized companies may have more risks than those of larger companies and may be more susceptible to market downturns. Securities of mid-sized companies may be less liquid than those of larger companies, which may cause more abrupt or erratic price fluctuations. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:
         o be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
         o respond differently to market and other developments than the general market or value stocks in particular; and
         o    underperform the general market in a value market environment.

>>       THE SMALL-CAP EQUITY FUND.

Investment Objective and Principal Strategies. The Small-Cap Equity Fund's
---------------------------------------------
investment object is to provide investors with long-term growth of capital. The fund invests primarily in small company value stocks. The fund generally expects that most investments will be in stocks of companies no larger than the largest companies in the Russell 2000(R) Value Index or a similar index. In choosing among small company value stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth.

Who May Want to Invest. The Small-Cap Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment as well as the additional risks of investing in smaller companies.

Main Risks. Loss of money is a risk of investing in the Small-Cap Equity
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Smaller Companies. Securities of smaller companies may have more risks than those of larger companies and may be more susceptible to market downturns. Securities of smaller companies may be less liquid than those of larger companies, which may cause more abrupt or erratic price fluctuations.

>>       THE INTERNATIONAL INDEX FUND.

Investment Objective and Principal Strategies. The International Index
---------------------------------------------
Fund's investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of foreign stocks. The fund seeks to achieve this objective by primarily purchasing foreign publicly traded common stocks contained in the Morgan Stanley Capital International Europe, Australia, and Far East Index (commonly known as the EAFE Index). The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by country and industry, as the Index, while not holding all of the stocks in each Index sector.

Who May Want to Invest. The International Index Fund may be appropriate for
----------------------
investors who are seeking high long-term growth, are looking for exposure in the international markets and are able to tolerate the additional risks associated with these markets, and are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the International Index
----------
Fund. The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Foreign Investing. Investments in foreign securities involves risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly, and slow in foreign counties, and there may be special problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates affect the fund's net asset value. The costs of foreign brokerage commissions, custodial services, and transaction and settlement costs may be higher than in the U.S. Foreign securities may be subject to taxes in their country of issue, or other restrictions on the removal of funds may be imposed by a foreign country. Hedging Risk. The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions, which may increase the volatility of the fund.

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

                           FUND PERFORMANCE CHARTS

         The information on the following pages shows the risks of investing in the funds by showing how the funds' investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.


>>       THE MONEY MARKET FUND.


FOR UP-TO-DATE YIELD INFORMATION, CALL (800) 638-9294.



      [GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND BAR CHART]

1992      3.71%
1993      3.07%
1994      4.21%
1995      5.96%
1996      5.51%
1997      5.71%
1998      5.62%
1999      5.20%
2000      6.45%
2001      4.05%

--------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                       1 Year    5 Years    10 Years

Highest  1.63%         September 30, 2000          Money Market Fund                         4.05%     5.40%      4.94%
Lowest   0.56%         December 31, 2001           Lehman 90-day Treasury Bill Index         3.25%     4.76%      4.51%

--------------------------------------------------------------------------------------------------------------------------

>>       THE BOND INDEX FUND.



       [GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND BAR CHART]

1992      6.57%
1993     10.39%
1994     -4.04%
1995     19.02%
1996      3.02%
1997      9.34%
1998      8.61%
1999     -2.88%
2000     12.07%
2001      8.39%

--------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                       1 Year    5 Years    10 Years

Highest   6.40%        June 30, 1995              Bond Index Fund                            8.39%     6.98%      6.85%
Lowest   -3.35%        March 31, 1994             Lehman Government/Corporate Index          8.50%     7.37%      7.27%

--------------------------------------------------------------------------------------------------------------------------



>>       THE ASSET ALLOCATION FUND.



    [GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND BAR CHART]

1992      6.66%
1993      9.55%
1994     -3.95%
1995     28.88%
1996     15.66%
1997     18.73%
1998     17.86%
1999     23.37%
2000      1.36%
2001     -6.57%

--------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                       1 Year    5 Years    10 Years

Highest   20.89%        December 31, 1998          Asset Allocation Fund                      -6.57%    10.30%     10.58%
Lowest   -11.04%        September 30, 1998         Lipper Flexible Portfolio Fund Ave.        -5.34%     8.10%      9.76%

--------------------------------------------------------------------------------------------------------------------------

>>       THE MANAGED EQUITY FUND.



     [GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND BAR CHART]

1992      6.66%
1993      8.87%
1994     -3.58%
1995     33.37%
1996     20.92%
1997     23.29%
1998     14.19%
1999      3.04%
2000     12.62%
2001      1.89%

---------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
---------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                       1 Year    5 Years    10 Years


Highest   24.00%        December 31, 1998         Managed Equity Fund                         1.89%     10.73%     11.63%
Lowest   -15.80%        September 30, 1998        Barra Value Index                         -11.71%      9.49%     13.10%
                                                  S&P 500 Index                             -11.88%     10.70%     12.93%

---------------------------------------------------------------------------------------------------------------------------



>>       THE S&P 500 INDEX FUND.



     [GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND BAR CHART]

1992      7.45%
1993      9.83%
1994      1.15%
1995     36.85%
1996     22.89%
1997     32.80%
1998     28.15%
1999     20.57%
2000     -8.65%
2001    -12.00%

--------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
                        Quarter Ending                                                      1 Year    5 Years    10 Years

Highest    21.24%       December 31, 1998         S&P 500 Index Fund                        -12.00%    10.53%     12.72%
Lowest    -14.64%       September 30, 2001        S&P 500 Index                             -11.88%    10.70%     12.93%

--------------------------------------------------------------------------------------------------------------------------

>>       THE MID-CAP EQUITY FUND.



     [GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND BAR CHART]

1994     -0.83%
1995     21.09%
1996     19.46%
1997     34.46%
1998     -1.48%
1999     14.09%
2000    -11.31%
2001    -26.28%

-----------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1994 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                             1 Year      5 Years  Life of Fund
                                                                                                       (since 2/16/93)
Highest   22.28%       December 31, 1998          Mid-Cap Equity Fund            -26.28%       -0.24%       5.60%
Lowest   -25.58%       September 30, 2001         S&P 400 Index                   -0.60%       16.11%      15.68%
                                                  Russell 2000 Index               2.49%        7.52%      10.86%

-----------------------------------------------------------------------------------------------------------------------


>>       THE SMALL-CAP EQUITY FUND. The Fund commenced operations on May 1,
1997, subsequent to a transfer of assets from General American Separate Account 20, which has identical investment objectives and policies, in exchange for shares of the Fund. The Company calculates performance for the Fund for periods prior to the transfer by including the Separate Account 20 total return. Separate Account 20 was not subject to certain investment restrictions that are imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If Separate Account 20 had been subject to these restrictions its performance might have been adversely affected.



    [GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND BAR CHART]

1992     21.06%
1993     17.21%
1994      1.43%
1995     31.02%
1996     20.24%
1997     30.47%
1998     -9.78%
1999     -3.93%
2000      7.30%
2001     17.15%

----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                             1 Year      5 Years  10 Years
Highest   22.32%       December 31, 2001          Small-Cap Equity Fund           17.15%       7.29%    12.42%
Lowest   -21.79%       September 30, 2001         Russell 2000 Index               2.49%       7.52%    11.51%

----------------------------------------------------------------------------------------------------------------

>>       THE INTERNATIONAL INDEX FUND.



  [GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND BAR CHART]

1994      6.42%
1995      8.35%
1996      7.40%
1997      2.27%
1998     19.76%
1990     29.08%
2000    -14.74%
2001    -20.97%

-----------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                             1 Year      5 Years  Life of Fund
                                                                                                       (since 2/16/93)
Highest   21.82%       December 31, 1998          International Index Fund       -20.97%       1.27%       6.35%
Lowest   -15.12%       September 30, 1998         MSCI EAFE Index                -21.44%       0.89%       6.26%

-----------------------------------------------------------------------------------------------------------------------



                                 FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

         You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company funds. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.

ANNUAL FUND OPERATION EXPENSES

         The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The funds' annual fees are shown as a percent of net assets below:

                                                                                                     Total Fund
                                                Investment              Administration                Operating
                                              Advisory Fees                  Fees                     Expenses

         Money Market Fund                         .13%                      .08%                       .21%
         Bond Index Fund                           .25                       .05                        .30
         Asset Allocation Fund+                    .55                       .10                        .65
         Managed Equity Fund+                      .50                       .10                        .60
         S&P 500 Index Fund                        .10                       .05                        .15
         Mid-Cap Equity Fund                       .55                       .10                        .65
         Small-Cap Equity Fund                     .75                       .05                        .80
         International Index Fund                  .50                       .30                        .80

+    The Investment Advisory Fee has been restated to reflect the current fee which was approved by shareholders on August 21, 2001 and which became effective on January 6, 2002.


CONTRACT FEES

         The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE

         This example is intended to help you compare the costs of investing in the Capital Company funds with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although you actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  1 Year           3 Years          5 Years          10 Years
                                                  ------           -------          -------          --------

         Money Market Fund                          $21             $ 66              $116             $262
         Bond Index Fund                             31               97               169              381
         Asset Allocation Fund                       66              208               362              810
         Managed Equity Fund                         61              192               335              750
         S&P 500 Index Fund                          15               48                85              192
         Mid-Cap Equity Fund                         66              208               362              810
         Small-Cap Equity Fund                       82              256               446              993
         International Index Fund                    82              256               446              993



         Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.

                          MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


         The Capital Company is an open-end, management investment company with eight different diversified funds. As of December 31, 2001, the Capital Company held approximately $1.26 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts. The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the funds' investment policies.


THE ADVISER


         Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 185 Asylum Street, Hartford, Connecticut 06103. The Adviser is wholly owned by Swiss Re, a publicly traded company. As of December 31, 2001, the Adviser provided discretionary asset management on $27.6 billion in assets. Advisory services accounted for an additional $10.3 billion and accounting and reporting services were provided on another $32.2 billion, bringing total assets serviced to $70.1 billion.


         Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice for the S&P 500 Index Fund, International Index Fund, Bond Index Fund, and Money Market Fund and provides some administrative services for each of the Capital Company's funds. The Adviser has engaged State Street Research & Management Company to provide day-to-day portfolio management services to the Asset Allocation Fund, the Managed Equity Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. The Adviser is responsible for supervision and compensating State Street Research & Management Company for its services. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Managers.

         James P. Romano, CFA, a Senior Vice President and Director of Risk Management of the Adviser, manages the Bond Index Fund, the S&P 500 Index Fund, and the International Index Fund. In addition to Risk Management, Mr. Romano manages the indexed-based fixed-income and equity portfolios at the Adviser. Before joining the Adviser in 1997, Mr. Romano worked for John Hancock Mutual Funds in Boston for four years, where he was in charge of fixed-income and equity portfolio optimization and analytic systems. Mr. Romano has a degree in Computer Science from Central Connecticut State University, and a master's degree in Finance from Rensselaer Polytechnic Institute.

         Garett F. Plona, a Manager in the Portfolio Management Group of the Adviser, manages the Money Market Fund. Prior to joining the Adviser in 1998, Mr. Plona was an Equity Analyst at the Knights of Columbus. Mr. Plona has a bachelor's degree from the University of Connecticut and a masters degree from the University of Hartford.

Adviser Compensation.

         The Adviser charges a fee for its investment management and advisory services that accrues daily against each fund. The following chart shows the investment management fees (as a percentage of average daily assets) each fund paid during the last fiscal year:


         Money Market Fund .................................        .125%
         Bond Index Fund  ..................................        .25
         Asset Allocation Fund  +...........................        .55
         Managed Equity Fund  +.............................        .50
         S&P 500 Index Fund  ...............................        .10
         Mid-Cap Equity Fund  ..............................        .55
         Small-Cap Equity Fund .............................        .75
         International Index Fund ..........................        .50

+ Restated to reflect the current fee which was approved by shareholders on August 21, 2001 and which became effective on January 6, 2002.


THE SUBADVISER


         State Street Research & Management Company (the Subadviser), One Financial Center, Boston, Massachusetts 02111, is the investment subadviser for the Asset Allocation Fund, the Managed Equity Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund (collectively referred to as the Subadvised Funds). The Subadviser firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. The Subadviser is a subsidiary of SSRM Holdings, Inc., which is an indirect subsidiary of Metropolitan Life Insurance Company. As of December 31, 2001, the Subadviser had more than $46 billion in assets under management, including more than $19 billion in mutual funds.


         Subject to policies set by the Board of Directors of the Capital Company and subject to supervision by the Adviser, the Subadviser selects investments and provides investment advice for the Subadvised Funds. The Subadviser also reviews the practices of broker-dealers buying and selling investments for the Subadvised Funds.

Portfolio Managers.


         Peter A. Zuger, CFA, a Senior Vice President of the Subadviser, manages the Managed Equity Fund. Mr. Zuger has been an investment professional since 1976. He currently serves as a portfolio manager to other funds managed by the Subadviser. Prior to joining the Subadviser, Mr. Zuger served as a portfolio manager with American Century Investment Management. Mr. Zuger has a bachelor's degree from College of William and Mary, and a master's degree from Virginia Commonwealth University.

         John T. Wilson, a Senior Vice President of the Subadviser, manages the growth portion of the Asset Allocation Fund. Mr. Wilson currently serves as a portfolio manager of a number of mutual funds managed by the Subadviser. Prior to joining the Subadviser in 1996, Mr. Wilson served as a vice president of Phoenix Investment Counsel. Mr. Wilson has a bachelor's degree from Trinity College, and an M.B.A. degree from Duke University.

         John H. Kallis, a Senior Vice President of the Subadviser, manages the income portion of the Asset Allocation Fund. Mr. Kallis has worked as an investment professional since 1963, and currently serves as a portfolio manager of a number of mutual funds. Mr. Kallis holds a bachelor's degree from Wheaton College.

         Catherine Dudley, a Senior Vice President of the Subadviser manages the Mid-Cap Equity Fund. Ms. Dudley currently serves as portfolio manager to another mutual fund managed by the Subadviser. During the past five years, Ms. Dudley also has served as a senior portfolio manager at Chancellor Capital Management, and as a portfolio manager at Phoenix Investment Counsel. Ms. Dudley has a bachelor's degree from University of Connecticut.

         John F. Burbank, a Senior Vice President of the Subadviser, manages the Small-Cap Equity Fund. Mr. Burbank currently serves as a member of the Subadviser's central research team and has 33 years of investment industry experience. Mr. Burbank has a bachelor's degree from Princeton University and an M.B.A. degree from University of New Hampshire.

Subadviser Compensation.

         The Subadviser charges a fee for its investment subadvisory services that accrues daily against each Subadvised Fund. The Adviser is responsible for supervising and compensating the Subadviser.

THE ADMINISTRATOR

         General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

                   ADDITIONAL INFORMATION ABOUT THE FUNDS

PURCHASE & REDEMPTION OF SHARES

         Capital Company offers shares of the funds on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.

DETERMINATION OF SHARE PRICE

         Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except for business holidays when the Capital Company is closed. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

         Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

         Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS

         Each fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, each fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.

PORTFOLIO TURNOVER

         Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time and among the funds due to the funds' different investment objectives and policies. Portfolio turnover data is included in the Financial Highlights section.

CASH POSITIONS

         The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of each fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of a fund's objectives over the short-term, or may protect a fund during a market downturn.

PENDING LEGAL PROCEEDINGS

         As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


                      FINANCIAL HIGHLIGHTS INFORMATION


         The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information as of and for the year ended December 31, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.

                                GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, beginning of year            $  21.56       $  20.25       $  19.25       $  18.23        $  17.24
Income from investment operations:
Net investment income                             0.87           1.31           1.00           1.02            0.99
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  22.43       $  21.56       $  20.25       $  19.25        $  18.23
                                             =========      =========      =========      =========       =========

Total return                                     4.05%          6.45%          5.20%          5.62%           5.71%

Net assets, end of period (in thousands)      $376,937       $245,923       $256,140       $235,046        $174,571
Ratio of operating expenses to average net
     assets                                      0.20%          0.21%          0.21%          0.21%           0.21%

Ratio of net investment income to average
     net assets                                  3.76%          6.26%          5.08%          5.45%           5.60%
Portfolio turnover rate                             --             --             --             --              --






                                  GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ---------------------------------------------------------------------
                                                2001           2000           1999          1998            1997
                                             ---------      ---------      --------       --------        --------

Net asset value, beginning of year            $  27.42       $  24.46       $ 25.19        $ 23.19         $ 21.21
                                             ---------      ---------      --------       --------        --------
Income from investment operations:
Net investment income                             1.56           1.58          1.42           1.40            1.39
Net realized and unrealized gain (loss)
     on investments                               0.74           1.38         (2.15)          0.60            0.59
                                             ---------      ---------      --------       --------        --------
Total from investment operations                  2.30           2.96         (0.73)          2.00            1.98
                                             ---------      ---------      --------       --------        --------
Net asset value, end of year                  $  29.72       $  27.42       $ 24.46        $ 25.19         $ 23.19
                                             =========      =========      ========       ========        ========

Total return                                     8.39%         12.07%        (2.88%)         8.61%           9.34%

Net assets, end of period (in thousands)      $125,395       $106,019       $71,041        $69,177         $48,330
Ratio of operating expenses to average net
     assets                                      0.30%          0.30%         0.30%          0.30%           0.30%
Ratio of net investment income to average
     net assets                                  5.67%          6.21%         5.75%          5.80%           6.25%
Portfolio turnover rate                            44%         25.05%        28.86%         54.00%          47.40%

                               GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, beginning of year            $  46.95       $  46.32       $  37.55       $  31.86        $  26.83
                                             ---------      ---------      ---------      ---------       ---------
Income from investment operations:
Net investment income                             1.30           0.91           0.63           0.81            0.96
Net realized and unrealized gain (loss)
    on investments                               (4.38)         (0.28)          8.14           4.88            4.07
                                             ---------      ---------      ---------      ---------       ---------
Total from investment operations:                (3.08)          0.63           8.77           5.69            5.03
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  43.87       $  46.95       $  46.32       $  37.55        $  31.86
                                             =========      =========      =========      =========       =========

Total return                                   (6.57)%          1.36%         23.37%         17.86%          18.73%

Net assets, end of period (in thousands)      $ 97,991       $147,358       $152,061       $124,510        $111,269
Ratio of operating expenses to average net
    assets                                       0.60%          0.60%          0.60%          0.60%           0.60%
Ratio of net investment income to average
    net assets                                   2.56%          1.88%          1.56%          2.42%           3.24%
Portfolio turnover rate                           125%        155.18%         12.21%         34.03%          36.34%



                                GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001            2000          1999           1998            1997
                                              --------      ---------       --------       --------        --------
Net asset value, beginning of year             $ 41.34       $  36.71        $ 35.63        $ 31.20         $ 25.31
                                              --------      ---------       --------       --------        --------
Income from investment operations:
Net investment income                             0.69           0.52           0.42           0.48            0.63
Net realized and unrealized gain
    on investments                                0.09 (a)       4.11           0.66           3.95            5.26
                                              --------      ---------       --------       --------        --------
Total from investment operations:                 0.78           4.63           1.08           4.43            5.89
                                              --------      ---------       --------       --------        --------
Net asset value, end of year                   $ 42.12       $  41.34        $ 36.71        $ 35.63         $ 31.20
                                              ========      =========       ========       ========        ========

Total return                                     1.89%         12.62%          3.04%         14.19%          23.29%

Net assets, end of period (in thousands)       $38,752       $ 56,192        $64,712        $61,804         $59,138
Ratio of operating expenses to average net
    assets                                       0.40%          0.39%          0.39%          0.39%           0.41%
Ratio of net investment income to average
    net assets                                   1.34%          1.38%          1.14%          1.46%           2.19%
Portfolio turnover rate                            82%        162.96%         16.00%         67.23%          49.43%

Note:
(a) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

             GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, beginning of year            $  55.61       $  60.87       $  50.49       $  39.40        $  29.67
                                             ---------      ---------      ---------      ---------       ---------
Income from investment operations:
Net investment income                             0.63           0.55           0.54           0.53            0.52
Net realized and unrealized gain (loss)
    on investments                               (7.31)         (5.81)          9.84          10.56            9.21
                                             ---------      ---------      ---------      ---------       ---------
Total from investment operations:                (6.68)         (5.26)         10.38          11.09            9.73
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  48.93       $  55.61       $  60.87       $  50.49        $  39.40
                                             =========      =========      =========      =========       =========

Total return                                   (12.00%)        (8.65%)        20.57%         28.15%          32.80%

Net assets, end of period (in thousands)      $537,834       $689,483       $898,689       $700,489        $501,577
Ratio of operating expenses to average net
    assets (a)                                   0.15%          0.26%          0.30%          0.30%           0.30%
Ratio of net investment income to average
    net assets                                   1.18%           .92%           .99%          1.21%           1.48%
Portfolio turnover rate                         12.00%         14.31%         13.46%         13.14%          12.61%

Note:
(a) On September 20, 2000, the shareholders of the Fund approved a change in the fees paid to the advisor. The advisory fee was reduced from 0.25 percent to a graduated fee of 0.10 percent for the first $500 million of assets, 0.08 percent for the next $250 million, and 0.05 above $750 million.



                                GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------       --------       --------        --------
Net asset value, beginning of year            $  22.01       $  24.81        $ 21.75        $ 22.07         $ 16.42
                                             ---------      ---------       --------       --------        --------
Income from operations:
Net investment income                            (0.01)           .10           0.02           0.03            0.16
Net realized and unrealized gain (loss)
    on investments                               (5.78)         (2.90)          3.04          (0.35)           5.49
                                             ---------      ---------       --------       --------        --------
Total from investment operations:                (5.79)         (2.80)          3.06          (0.32)           5.65
                                             ---------      ---------       --------       --------        --------
Net asset value, end of year                  $  16.22       $  22.01        $ 24.81        $ 21.75         $ 22.07
                                             =========      =========       ========       ========        ========

Total return                                   (26.28%)       (11.31%)        14.09%         (1.48%)         34.46%

Net assets, end of period (in thousands)      $  6,152       $  7,686        $ 9,898        $ 8,533         $ 6,852
Ratio of operating expenses to average net
    assets                                        .65%           .66%          0.64%          0.65%           0.65%
Ratio of net investment income to average
    net assets                                  (0.08%)          .42%          0.08%          0.13%            .81%
Portfolio turnover rate                           143%        194.20%         23.92%         33.53%          62.22%

                               GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                                                     MAY 1, 1997 (a)
                                                                                                         THROUGH
                                                                YEAR ENDED DECEMBER 31                 DECEMBER 31
                                               --------------------------------------------------  -----------------
                                                 2001          2000          1999          1998           1997
                                               --------     ---------      --------      --------       --------
Net asset value, beginning of year              $ 44.90      $  41.84       $ 43.55       $ 48.27        $ 36.84
                                               --------     ---------      --------      --------       --------
Income from investment operations:
Net investment income (loss)                      (0.07)         0.57          0.38          0.35           0.29
Net realized and unrealized gain (loss)
    on investments                                 7.77          2.49         (2.09)        (5.07)         11.14
                                               --------     ---------      --------      --------       --------
Total from investment operations:                  7.70          3.06         (1.71)        (4.72)         11.43
                                               --------     ---------      --------      --------       --------
Net asset value, end of year                    $ 52.60      $  44.90       $ 41.84       $ 43.55        $ 48.27
                                               ========     =========      ========      ========       ========

Total return                                     17.15%         7.30%        (3.93%)       (9.78%)        31.03% (b)

Net assets, end of period (in thousands)        $64,406      $ 76,012       $73,484       $72,994        $77,646
Ratio of operating expenses to average net
    assets (d)                                    0.80%         0.44%         0.30%         0.30%          0.30% (c)
Ratio of net investment income to average
    net assets                                   (0.15%)        1.35%         0.89%         0.76%          0.97% (c)
Portfolio turnover rate                             35%       187.10%        23.11%        18.77%         24.47% (c)

Notes:
(a)  Commencement of operations.
(b)  Not computed on annualized basis.
(c)  Computed on annualized basis.
(d) On September 20, 2000, the shareholders of the Fund approved a change in the fees paid to the advisor. The advisory fee was increased from
     0.25 percent to a graduated fee of 0.75 percent for the first $250 million of assets, 0.65 percent for the next $500 million, and 0.60 above $750 million.


                             GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND


FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------       --------       --------        --------
Net asset value, beginning of year            $  21.87       $  25.65        $ 19.87        $ 16.60         $ 16.23
                                             ---------      ---------       --------       --------        --------
Income from investment operations:
Net investment income                             0.22           0.15           0.26           0.24            0.26
Net realized and unrealized gain (loss)
    on investments                               (4.81)         (3.93)          5.52           3.03            0.11
                                             ---------      ---------       --------       --------        --------
Total from investment operations:                (4.59)         (3.78)          5.78           3.27            0.37
                                             ---------      ---------       --------       --------        --------
Net asset value, end of year                  $  17.28       $  21.87        $ 25.65        $ 19.87         $ 16.60
                                             =========      =========       ========       ========        ========

Total return                                   (20.97%)       (14.74%)        29.08%         19.76%           2.27%

Net assets, end of period (in thousands)      $  8,526       $ 10,971        $14,111        $10,695         $ 8,427
Ratio of operating expenses to average net
    assets                                       0.80%          0.78%          0.79%          0.80%           0.80%
Ratio of net investment income to average
    net assets                                   1.19%          0.67%          1.17%          1.29%           1.53%
Portfolio turnover rate                            17%         53.97%         24.75%          4.90%          57.70%

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101

                               (800) 638-9294



STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

         Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

         You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at (800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

         If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.




                             Investment Company Act of 1940 File No. 811-04900

                      GENERAL AMERICAN CAPITAL COMPANY

                            PROSPECTUS VERSION B

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101
                               (800) 638-9294

                                - PROSPECTUS -



         General American Capital Company (the Capital Company) offers five different diversified funds. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

         The five Capital Company funds are:


                >>  The Money Market Fund.
                >>  The Bond Index Fund.
                >>  The Asset Allocation Fund.
                >>  The Managed Equity Fund.
                >>  The S&P 500 Index Fund.*



         This prospectus provides information about the Capital Company and its funds that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable Contract. Please retain both prospectuses for future reference.


                 The date of this prospectus is May 1, 2002.

 The date of the related statement of additional information is May 1, 2002.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----

* "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                                GENERAL AMERICAN CAPITAL COMPANY
                                         FUND PROSPECTUS

                                        TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----

         Front Cover Page

         Table of Contents.................................................................  i

         The Funds' Investment Objectives, Principal
                  Strategies & Risks.......................................................  1

         Fund Performance Charts...........................................................  4

         Fee Tables .......................................................................  7
                  Shareholder Transaction Expenses ........................................  7
                  Annual Fund Operation Expenses ..........................................  7
                  Contract Fees ...........................................................  7
                  Example .................................................................  7

         Management & Organization ........................................................  8
                  The Capital Company .....................................................  8
                  The Adviser .............................................................  8
                  The Subadviser...........................................................  9
                  The Administrator ....................................................... 10

         Additional Information About the Funds ........................................... 11
                  Purchase & Redemptions of Shares ........................................ 11
                  Determination of Share Price ............................................ 11
                  Taxes and Dividends ..................................................... 11
                  Portfolio Turnover ...................................................... 12
                  Cash Positions .......................................................... 12
                  Pending Legal Proceedings ............................................... 12

         Financial Highlights ............................................................. 12

         Back Cover Page

                      THE FUNDS' INVESTMENT OBJECTIVES,
                        PRINCIPAL STRATEGIES & RISKS


         Below are the investment objectives, principal strategies, and risks of the Capital Company's five funds. Also described below are the types of individuals who may want to invest in the funds. You can find more information on the funds in the statement of additional information. There can be no assurances that the funds will achieve their investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the funds change daily due to market conditions and you may lose money if you invest in the funds.


>>       THE MONEY MARKET FUND.

Investment Objective and Principal Strategies. The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest. The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.

Main Risks. The Money Market Fund does not maintain a stable net asset value
----------
and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>>       THE BOND INDEX FUND.

Investment Objective and Principal Strategies. The Bond Index Fund's
---------------------------------------------
investment objective is to provide investors with current income that reflects the performance of the publicly traded Government and Corporate bond markets. The fund seeks to achieve this objective by primarily purchasing corporate and government bonds contained in the Lehman Brothers Government/Credit Bond Index. The fund does not replicate the Index, but uses a "sampling" method to generally reflect the performance of the Index. Sampling is an investment technique whereby the fund holds approximately the same mix and weightings of investment sectors, as measured by quality and duration, as the Index, while not holding all of the bonds in each Index sector.

Who May Want to Invest. The Bond Index Fund may be appropriate for investors
----------------------
who are seeking a higher level of current income than is available from money market funds and who are able to tolerate fluctuations in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Bond Index Fund. The
----------
following risk factors may significantly affect fund performance. Interest Rate Risk. Interest rate changes can have a powerful effect on the value of fixed bond portfolios. In general, bond prices rise when interest rates fall, and fall when interest rates rise. As a result, the value of your investment in this fund will rise and fall as interest rates fluctuate. Credit Risk. It is possible that some of the issuers will not make payments or will default on the debt securities that the fund holds. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a bond, leading to greater volatility in the price of the bond and in shares of the fund. A change in the quality rating of a bond can also affect a bond's liquidity and make it more difficult to sell.

>>       THE ASSET ALLOCATION FUND.

Investment Objective and Principal Strategies. The Asset Allocation Fund's
---------------------------------------------
investment objective is to provide investors with a long-term investment return composed of capital growth and income payments. Preservation of capital is the fund's secondary objective and the chief limit on investment risk. The fund seeks to achieve these objectives by investing in a diversified combination of U.S. common stocks, bonds, and money market instruments. The mixture of stocks, bonds, and money market securities varies over time in an attempt to produce the highest total return consistent with prudence and preservation of capital. The stock portion of the fund primarily uses a growth investment style. This means the stock portion of the fund primarily invests in stocks that have growth potential.

Who May Want to Invest. The Asset Allocation Fund may be appropriate for
----------------------
long-term investors who are seeking a balanced investment program, protection against inflation, and who are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Asset Allocation
----------
Fund. The following risk factors may significantly affect fund performance. The Asset Allocation Fund invests in a combination of U.S. common stocks, bonds, and money market instruments. As a result, the risks described above for the Money Market Fund and the Bond Index Fund apply to the Asset Allocation Fund. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Allocation Risk. The fund is subject to an allocation risk, which is the risk that the Adviser could fail to correctly predict the optimal mixture of investments. Style Risk. Because growth investing is a style that involves buying stocks of faster growing companies in more rapidly growing sectors of the economy, there are related risk. Growth stocks may:
         o  be more volatile than other stocks because of their sensitivity to investor perceptions of the company's growth potential;
         o  respond differently to market and other developments than the general market or value stocks in particular; and
         o  underperform the general market in a value market environment.

>>       THE MANAGED EQUITY FUND.

Investment Objective and Principal Strategies. The Managed Equity Fund's
---------------------------------------------
investment objective is to provide investors with long-term growth of capital that is consistent with the investment returns of U.S. common stocks. The fund's secondary objective is to provide investors with current income. The fund invests primarily in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.
The fund considers issuers of large-cap value stocks to be companies that are comparable in size to the companies in the Russell 1000(R) Value Index or a similar index. In choosing among large-cap stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth.

Who May Want to Invest. The Managed Equity Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the Managed Equity Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation. Style Risk. Because value investing is a style that involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or prospects for growth, there are related risks. Undervalued stocks may:
         o  not realize their perceived value for long periods of time;
         o respond differently to market and other developments than the general market or growth stocks in particular; and
         o  underperform the general market in a growth market environment.

>>       THE S&P 500 INDEX FUND.

Investment Objective and Principal Strategies. The S&P 500 Index Fund's
---------------------------------------------
investment objective is to provide investors with a long-term capital appreciation that is consistent with the investment returns of the S&P 500 Index. The fund seeks to achieve this objective by primarily investing in U.S. common stocks contained in the Standard & Poors' 500 Stock Index. The fund attempts to invest so that its investment results reflect the return of the S&P 500 Index.

Who May Want to Invest. The S&P 500 Index Fund may be appropriate for
----------------------
investors who are seeking high long-term growth and are able to tolerate a substantial loss in the value of their investment.

Main Risks. Loss of money is a risk of investing in the S&P 500 Index Fund.
----------
The following risk factors may significantly affect fund performance. Market Risk. The prices of the equity securities that the fund holds may decline in response to changing economic, political, or market conditions, or due to a company's individual situation or the market's perception of its situation.

                           FUND PERFORMANCE CHARTS

         The information on the following pages shows the risks of investing in the funds by showing how the funds' investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.


>>       THE MONEY MARKET FUND.

FOR UP-TO-DATE YIELD INFORMATION, CALL (800) 638-9294.


      [GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND BAR CHART]

1992   3.71%
1993   3.07%
1994   4.21%
1995   5.96%
1996   5.51%
1997   5.71%
1998   5.62%
1999   5.20%
2000   6.45%
2001   4.05%

-----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                 1 Year   5 Years  10 Years

Highest  1.63%         September 30, 2000         Money Market Fund                    4.05%    5.40%     4.94%
Lowest   0.56%         December 31, 2001          Lehman 90-day Treasury Bill Index    3.25%    4.76%     4.51%

-----------------------------------------------------------------------------------------------------------------

>>       THE BOND INDEX FUND.

       [GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND BAR CHART]

1992    6.57%
1993   10.39%
1994   -4.04%
1995   19.02%
1996    3.02%
1997    9.34%
1998    8.61%
1999   -2.88%
2000   12.07%
2001    8.39%

-----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                 1 Year   5 Years  10 Years

Highest   6.40%        June 30, 1995              Bond Index Fund                      8.39%    6.98%     6.85%
Lowest   -3.35%        March 31, 1994             Lehman Government/Corporate Index    8.50%    7.37%     7.27%

-----------------------------------------------------------------------------------------------------------------


>>       THE ASSET ALLOCATION FUND.

 [GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND BAR BAR CHART]

1992    6.66%
1993    9.55%
1994   -3.95%
1995   28.88%
1996   15.66%
1997   18.73%
1998   17.86%
1999   23.37%
2000    1.36%
2001   -6.57%


-----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                 1 Year   5 Years  10 Years

Highest   20.89%       December 31, 1998          Asset Allocation Fund               -6.57%    10.30%   10.58%
Lowest   -11.04%       September 30, 1998         Lipper Flexible Portfolio Fund Ave. -5.34%     8.10%    9.76%

-----------------------------------------------------------------------------------------------------------------

>>       THE MANAGED EQUITY FUND.

     [GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND BAR CHART]

1992    6.66%
1993    8.87%
1994   -3.58%
1995   33.37%
1996   20.92%
1997   23.29%
1998   14.19%
1999    3.04%
2000   12.62%
2001    1.89%

-----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                 1 Year   5 Years  10 Years

Highest   24.00%       December 31, 1998          Managed Equity Fund                  1.89%    10.73%    11.63%
Lowest   -15.80%       September 30, 1998         Barra Value Index                  -11.71%     9.49%    13.10%
                                                  S&P 500 Index                      -11.88%    10.70%    12.93%

-----------------------------------------------------------------------------------------------------------------




>>       THE S&P 500 INDEX FUND.

       [GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND BAR CHART]

1992    7.45%
1993    9.83%
1994    1.15%
1995   36.85%
1996   22.89%
1997   32.80%
1998   28.15%
1999   20.57%
2000   -8.65%
2001  -12.00%

-----------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
-----------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                 1 Year   5 Years  10 Years

Highest   21.24%       December 31, 1998          S&P 500 Index Fund                 -12.00%   10.53%    12.72%
Lowest   -14.64%       September 30, 2001         S&P 500 Index                      -11.88%   10.70%    12.93%

-----------------------------------------------------------------------------------------------------------------

                                 FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES

         You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company funds. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.

ANNUAL FUND OPERATION EXPENSES

         The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The funds' annual fees are shown as a percent of net assets below:


                                                                     Total Fund
                                     Investment      Administration   Operating
                                    Advisory Fees         Fees        Expenses

         Money Market Fund              .13%              .08%           .21%
         Bond Index Fund                .25               .05            .30
         Asset Allocation Fund+         .55               .10            .65
         Managed Equity Fund+           .50               .10            .60
         S&P 500 Index Fund             .10               .05            .15

+ The Investment Advisory Fee has been restated to reflect the current fee which was approved by shareholders on August 21, 2001 and which became effective on January 6, 2002.


CONTRACT FEES

         The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE

         This example is intended to help you compare the costs of investing in the Capital Company funds with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  1 Year           3 Years          5 Years          10 Years
                                                  ------           -------          -------          --------

         Money Market Fund                         $21              $ 66             $116               $262
         Bond Index Fund                            31                97              169                381
         Asset Allocation Fund                      66               208              362                810
         Managed Equity Fund                        61               192              335                750
         S&P 500 Index Fund                         15                48               85                192


         Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.

                          MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


         The Capital Company is an open-end, management investment company with eight different diversified funds, five of which are described in this prospectus. As of December 31, 2001, the Capital Company held approximately $1.26 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts. The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the funds' investment policies.


THE ADVISER

         Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 185 Asylum Street, Hartford, Connecticut 06103. The Adviser is wholly owned by Swiss Re, a publicly traded company. As of December 31, 2001, the Adviser provided discretionary asset management on $27.6 billion in assets. Advisory services accounted for an additional
$10.3 billion and accounting and reporting services were provided on another $32.2 billion, bringing total assets serviced to $70.1 billion.


         Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice for the S&P 500 Index Fund, Bond Index Fund, and Money Market Fund and provides some administrative services for each of the Capital Company's funds. The Adviser has engaged State Street Research & Management Company to provide day-to-day portfolio management services to the Asset Allocation Fund and the Managed Equity Fund. The Adviser is responsible for supervision and compensating State Street Research & Management Company for its services. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Managers.


         James P. Romano, CFA, a Senior Vice President and Director of Risk Management of the Adviser, manages the Bond Index Fund and the S&P 500 Index Fund. In addition to Risk Management, Mr. Romano manages the indexed-based fixed-income and equity portfolios at the Adviser. Before joining the Adviser in 1997, Mr. Romano worked for John Hancock Mutual Funds in Boston for four years, where he was in charge of fixed-income and equity portfolio optimization and analytic systems. Mr. Romano has a degree in Computer Science from Central Connecticut State University, and a master's degree in Finance from Rensselaer Polytechnic Institute.


         Garett F. Plona, a Manager in the Portfolio Management Group of the Adviser, manages the Money Market Fund. Prior to joining the Adviser in 1998, Mr. Plona was an Equity Analyst at the Knights of Columbus. Mr. Plona has a bachelor's degree from the University of Connecticut and a masters degree from the University of Hartford.

Adviser Compensation.

         The Adviser charges a fee for its investment management and advisory services that accrues daily against each fund. The following chart shows the investment management fees (as a percentage of average daily assets) each fund paid during the last fiscal year:


         Money Market Fund.........................................       .125%
         Bond Index Fund...........................................       .25
         Asset Allocation Fund+....................................       .55
         Managed Equity Fund+......................................       .50
         S&P 500 Index Fund........................................       .10

+ Restated to reflect the current fee which was approved by shareholders on August 21, 2001 and which became effective on January 6, 2002.


THE SUBADVISER


         State Street Research & Management Company (the Subadviser), One Financial Center, Boston, Massachusetts 02111, is the investment subadviser for the Asset Allocation Fund, the Managed Equity Fund and the Mid-Cap Equity Fund (collectively referred to as the Subadvised Funds). The Subadviser firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. The Subadviser is a subsidiary of SSRM Holdings, Inc., which is an indirect subsidiary of Metropolitan Life Insurance Company. As of December 31, 2001, the Subadviser had more than $46 billion in assets under management, including more than $19 billion in mutual funds.


         Subject to policies set by the Board of Directors of the Capital Company and subject to supervision by the Adviser, the Subadviser selects investments and provides investment advice for the Subadvised Funds. The Subadviser also reviews the practices of broker-dealers buying and selling investments for the Subadvised Funds.

Portfolio Managers.


         Peter A. Zuger, CFA, a Senior Vice President of the Subadviser, manages the Managed Equity Fund. Mr. Zuger has been an investment professional since 1976. He currently serves as a portfolio manager to other funds managed by the Subadviser. Prior to joining the Subadviser, Mr. Zuger served as a portfolio manager with American Century Investment Management. Mr. Zuger has a bachelor's degree from College of William and Mary, and a master's degree from Virginia Commonwealth University.


         John T. Wilson, a Senior Vice President of the Subadviser, manages the growth portion of the Asset Allocation Fund. Mr. Wilson currently serves as a portfolio manager of a number of mutual funds managed by the Subadviser. Prior to joining the Subadviser in 1996, Mr. Wilson served as a vice president of Phoenix Investment Counsel. Mr. Wilson has a bachelor's degree from Trinity College, and an M.B.A. degree from Duke University.

         John H. Kallis, a Senior Vice President of the Subadviser, manages the income portion of the Asset Allocation Fund. Mr. Kallis has worked as an investment professional since 1963, and currently serves as a portfolio manager of a number of mutual funds. Mr. Kallis holds a bachelor's degree from Wheaton College.




Subadviser Compensation.

         The Subadviser charges a fee for its investment subadvisory services that accrues daily against each Subadvised Fund. The Adviser is responsible for supervising and compensating the Subadviser.

THE ADMINISTRATOR

         General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

                   ADDITIONAL INFORMATION ABOUT THE FUNDS

PURCHASE & REDEMPTION OF SHARES

         Capital Company offers shares of the funds on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.

DETERMINATION OF SHARE PRICE

         Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except for business holidays when the Capital Company is closed. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

         Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

         Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS

         Each fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, each fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.

PORTFOLIO TURNOVER

         Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time and among the funds due to the funds' different investment objectives and policies. Portfolio turnover data is included in the Financial Highlights section.

CASH POSITIONS

         The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of each fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of a fund's objectives over the short-term, or may protect a fund during a market downturn.

PENDING LEGAL PROCEEDINGS

         As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


                      FINANCIAL HIGHLIGHTS INFORMATION

         The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information as of and for the year ended December 31, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.

                                 GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------

Net asset value, beginning of year            $  21.56       $  20.25       $  19.25       $  18.23        $  17.24

Income from investment operations:
Net investment income                             0.87           1.31           1.00           1.02            0.99
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  22.43       $  21.56       $  20.25       $  19.25        $  18.23
                                             =========      =========      =========      =========       =========

Total return                                     4.05%          6.45%          5.20%          5.62%           5.71%

Net assets, end of period (in thousands)      $376,937       $245,923       $256,140       $235,046        $174,571
Ratio of operating expenses to average
     net assets                                  0.20%          0.21%          0.21%          0.21%           0.21%

Ratio of net investment income to average
     net assets                                  3.76%          6.26%          5.08%          5.45%           5.60%
Portfolio turnover rate                             --             --             --             --              --


                                  GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------       --------       --------        --------

Net asset value, beginning of year            $  27.42       $  24.46        $ 25.19        $ 23.19         $ 21.21
                                             ---------      ---------       --------       --------        --------
Income from investment operations:
Net investment income                             1.56           1.58           1.42           1.40            1.39
Net realized and unrealized gain (loss)
     on investments                               0.74           1.38          (2.15)          0.60            0.59
                                             ---------      ---------       --------       --------        --------
Total from investment operations:                 2.30           2.96          (0.73)          2.00            1.98
                                             ---------      ---------       --------       --------        --------
Net asset value, end of year                  $  29.72       $  27.42        $ 24.46        $ 25.19         $ 23.19
                                             =========      =========       ========       ========        ========

Total return                                     8.39%         12.07%         (2.88%)         8.61%           9.34%

Net assets, end of period (in thousands)      $125,395       $106,019        $71,041        $69,177         $48,330
Ratio of operating expenses to average
     net assets                                  0.30%          0.30%          0.30%          0.30%           0.30%
Ratio of net investment income to average
     net assets                                  5.67%          6.21%          5.75%          5.80%           6.25%
Portfolio turnover rate                            44%         25.05%         28.86%         54.00%          47.40%

                               GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------

Net asset value, beginning of year            $  46.95       $  46.32       $  37.55       $  31.86        $  26.83
                                             ---------      ---------      ---------      ---------       ---------
Income from investment operations:
Net investment income                             1.30           0.91           0.63           0.81            0.96
Net realized and unrealized (gain) loss
     on investments                              (4.38)         (0.28)          8.14           4.88            4.07
                                             ---------      ---------      ---------      ---------       ---------
Total from investment operations:                (3.08)          0.63           8.77           5.69            5.03
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  43.87       $  46.95       $  46.32       $  37.55        $  31.86
                                             =========      =========      =========      =========       =========

Total return                                   (6.57)%          1.36%         23.37%         17.86%          18.73%

Net assets, end of period (in thousands)      $ 97,991       $147,358       $152,061       $124,510        $111,269
Ratio of operating expenses to average
     net assets                                  0.60%          0.60%          0.60%          0.60%           0.60%
Ratio of net investment income to average
     net assets                                  2.56%          1.88%          1.56%          2.42%           3.24%
Portfolio turnover rate                           125%        155.18%         12.21%         34.03%          36.34%




                                GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                              --------      ---------       --------       --------        --------

Net asset value, beginning of year             $ 41.34       $  36.71        $ 35.63        $ 31.20         $ 25.31
                                              --------      ---------       --------       --------        --------
Income from investment operations:
Net investment income                             0.69           0.52           0.42           0.48            0.63
Net realized and unrealized gain
     on investments                               0.09(a)        4.11           0.66           3.95            5.26

                                              --------      ---------       --------       --------        --------
Total from investment operations:                 0.78           4.63           1.08           4.43            5.89
                                              --------      ---------       --------       --------        --------
Net asset value, end of year                   $ 42.12       $  41.34        $ 36.71        $ 35.63         $ 31.20
                                              ========      =========       ========       ========        ========

Total return                                     1.89%         12.62%          3.04%         14.19%          23.29%

Net assets, end of period (in thousands)       $38,752       $ 56,192        $64,712        $61,804         $59,138
Ratio of operating expenses to average
     net assets                                  0.40%          0.39%          0.39%          0.39%           0.41%
Ratio of net investment income to average
     net assets                                  1.34%          1.38%          1.14%          1.46%           2.19%
Portfolio turnover rate                            82%        162.96%         16.00%         67.23%          49.43%

Note:
(a) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

                                GENERAL AMERICAN CAPITAL COMPANY S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS
                                                                    YEAR ENDED DECEMBER 31
                                             ----------------------------------------------------------------------
                                                2001           2000           1999           1998            1997
                                             ---------      ---------      ---------      ---------       ---------

Net asset value, beginning of year            $  55.61       $  60.87       $  50.49       $  39.40        $  29.67
                                             ---------      ---------      ---------      ---------       ---------
Income from investment operations:
Net investment income                             0.63           0.55           0.54           0.53            0.52
Net realized and unrealized gain (loss)
    on investments                               (7.31)         (5.81)          9.84          10.56            9.21
                                             ---------      ---------      ---------      ---------       ---------
Total from investment operations:                (6.68)         (5.26)         10.38          11.09            9.73
                                             ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                  $  48.93       $  55.61       $  60.87       $  50.49        $  39.40
                                             =========      =========      =========      =========       =========

Total return                                   (12.00%)        (8.65%)        20.57%         28.15%          32.80%

Net assets, end of period (in thousands)      $537,834       $689,483       $898,689       $700,489        $501,577
Ratio of operating expenses to average
    net assets(a)                                0.15%          0.26%          0.30%          0.30%           0.30%
Ratio of net investment income to average
    net assets                                   1.18%           .92%           .99%          1.21%           1.48%
Portfolio turnover rate                         12.00%         14.31%         13.46%         13.14%          12.61%

Note:
(a) On September 20, 2000, the shareholders of the Fund approved a change in the fees paid to the advisor. The advisory fee was reduced from
     0.25 percent to a graduated fee of 0.10 percent for the first
     $500 million of assets, 0.08 percent for the next $250 million, and 0.05 above $750 million.

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101
                               (800) 638-9294



STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

         Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

         You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at (800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

         If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.




                             Investment Company Act of 1940 File No. 811-04900

                      GENERAL AMERICAN CAPITAL COMPANY

                            PROSPECTUS VERSION C

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101
                               (800) 638-9294

                               - PROSPECTUS -


         General American Capital Company (the Capital Company) offers its Money Market Fund through this prospectus. The Capital Company sells shares of the fund to insurance company separate accounts so that the fund may serve as an investment option under variable life insurance policies, variable annuity contracts, and certain other plans, such as qualified pension and retirement plans (collectively referred to as the Contracts).

         This prospectus provides information about the Capital Company and its Money Market Fund that you ought to know before investing. You should read this prospectus in conjunction with the prospectus for the applicable Contract. Please retain both prospectuses for future reference.


                 The date of this prospectus is May 1, 2002.

  The date of the related statement of additional information is May 1, 2002.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   GENERAL AMERICAN CAPITAL COMPANY
                                           FUND PROSPECTUS

                                          TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
         Front Cover Page

         Table of Contents...................................................................       i

         The Funds' Investment Objectives, Principal
                  Strategies & Risks.........................................................       1

         Fund Performance Charts.............................................................       1

         Fee Tables .........................................................................       2
                  Shareholder Transaction Expenses ..........................................       2
                  Annual Fund Operation Expenses ............................................       2
                  Contract Fees .............................................................       3
                  Example ...................................................................       3

         Management & Organization ..........................................................       3
                  The Capital Company .......................................................       3
                  The Adviser ...............................................................       3
                  The Administrator .........................................................       4

         Additional Information About the Funds .............................................       5
                  Purchase & Redemptions of Shares ..........................................       5
                  Determination of Share Price ..............................................       5
                  Taxes and Dividends .......................................................       5
                  Portfolio Turnover ........................................................       6
                  Cash Positions ............................................................       6
                  Pending Legal Proceedings .................................................       6

         Financial Highlights ...............................................................       6

         Back Cover Page

                      THE FUNDS' INVESTMENT OBJECTIVES,
                        PRINCIPAL STRATEGIES & RISKS


         Below are the investment objectives, principal strategies, and risks of the Capital Company's Money Market Fund. Also described below are the types of individuals who may want to invest in the fund. You can find more information on the funds in the statement of additional information. There can be no assurances that the funds will achieve their investment objectives. There are factors not listed below that could adversely affect your investment. The share price of the funds change daily due to market conditions and you may lose money if you invest in the funds.


>>       THE MONEY MARKET FUND.

Investment Objective and Principal Strategies. The Money Market Fund's
---------------------------------------------
investment objective is to provide investors with current income while preserving capital and maintaining liquidity. The fund seeks to achieve this objective by investing primarily in high-quality, short-term money market instruments. The fund purchases securities that meet the quality, maturity, and diversification requirements applicable to money market funds.

Who May Want to Invest. The Money Market Fund may be appropriate for
----------------------
investors who are investing for a short period of time or who are uncomfortable with investments that may have large fluctuations in value.

Main Risks. The Money Market Fund does not maintain a stable net asset value
----------
and loss of money is a risk of investing in the fund. The following risk factors may significantly affect fund performance. Interest Rate Risk. The Money Market's rate of income and net asset value varies from day to day depending on short-term interest rates. Changes in interest rates could cause the value of your investment to decline. Credit Risk. A default on a security that the fund holds could cause the value of your investment to decline. Not Guaranteed. Investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                           FUND PERFORMANCE CHARTS


         The information on the following pages shows the risks of investing in the funds by showing how the fund's investment returns have varied over time. In each case the fund's performance is compared to a widely recognized unmanaged index. The investment return information does not reflect expenses that apply to the Contracts. Inclusion of these charges would reduce the return figures for all periods shown. Past investment performance is no guarantee of future results.

>>       THE MONEY MARKET FUND.


FOR UP-TO-DATE YIELD INFORMATION, CALL (800) 638-9294.


         [GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND BAR CHART]

1992      3.71%
1993      3.07%
1994      4.21%
1995      5.96%
1996      5.51%
1997      5.71%
1998      5.62%
1999      5.20%
2000      6.45%
2001      4.05%

--------------------------------------------------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN                         AVERAGE ANNUAL TOTAL RETURNS
(Quarterly 1992 - 2001)                           (through December 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
                       Quarter Ending                                                      1 Year    5 Years    10 Years
Highest  1.63%         September 30, 2000          Money Market Fund                        4.05%     5.40%       4.94%
Lowest   0.56%         December 31, 2001           Lehman 90-day Treasury Bill Index        3.25%     4.76%       4.51%

--------------------------------------------------------------------------------------------------------------------------



                                 FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES


         You will not have to pay any shareholder transaction expense when you buy or sell shares of the Capital Company Money Market Fund. This means that the Capital Company will not charge you a sales charge (load) when you purchase shares or reinvest dividends, or a deferred sales charge (deferred load) when you sell shares. In addition, Capital Company will not charge you an exchange fee when you allocate money between funds or a redemption fee when you sell your shares.


ANNUAL FUND OPERATION EXPENSES

         The Capital Company funds charge investment advisory fees and administration fees to cover the cost of portfolio management and administration. The Capital Company does not charge a 12b-1 distribution fee or an account maintenance fee. The Capital Company deducts its fees from fund assets on a daily basis. The funds' annual fees are shown as a percent of net assets below:

                                                                                                      Total Fund
                                                Investment               Administration               Operating
                                               Advisory Fees                  Fees                     Expenses
         Money Market Fund                         .13%                       .08%                       .21%


CONTRACT FEES

         The Capital Company sells its shares to separate accounts of insurance companies to support the Contracts. Please refer to the Contract's disclosure documents for information about fees applicable to the separate accounts and the Contracts.

EXAMPLE


         This example is intended to help you compare the costs of investing in the Capital Company Money Market Fund with the costs of investing in other funds available under the Contract. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although you actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 Year           3 Years          5 Years          10 Years
                                                  ------           -------          -------          --------
         Money Market Fund                         $21               $66             $116              $262


         Because the Capital Company does not charge redemption fees, you would pay the same amounts if you did not redeem at the end of the time periods specified.

                          MANAGEMENT & ORGANIZATION

THE CAPITAL COMPANY


         The Capital Company is an open-end, management investment company with eight different diversified funds, of which only the Money Market Fund is described in this prospectus. As of December 31, 2001, the Capital Company held approximately $1.26 billion in assets. The Capital Company sells shares of its funds to insurance company separate accounts so that the funds may serve as investment options for the Contracts. The Board of Directors of the Capital Company is responsible for the management of the Capital Company's business and affairs, which includes creating and supervising the execution of the fund's investment policies.


THE ADVISER

         Conning Asset Management Company (the Adviser) is the investment adviser for each of the Capital Company's funds. The Adviser was formed in 1982. Its address is 185 Asylum Street, Hartford, Connecticut 06103. The Adviser is wholly owned by Swiss Re, a publicly traded company. As of December 31, 2001, the Adviser provided discretionary asset management on $27.6 billion in assets. Advisory services accounted for an additional $10.3 billion and accounting and reporting services were provided on another $32.2 billion, bringing total assets serviced to $70.1 billion.


         Subject to policies set by the Board of Directors of the Capital Company, the Adviser selects investments and provides investment advice for the Money Market Fund and provides some administrative services. In addition, the Adviser reviews the practices of broker-dealers buying and selling investments for the Capital Company.

Portfolio Manager.





         Garett F. Plona, a Manager in the Portfolio Management Group of the Adviser, manages the Money Market Fund. Prior to joining the Adviser in 1998, Mr. Plona was an Equity Analyst at the Knights of Columbus. Mr. Plona has a bachelor's degree from the University of Connecticut and a masters degree from the University of Hartford.

Adviser Compensation.

         The Adviser charges a fee for its investment management and advisory services that accrues daily against each fund. The following chart shows the investment management fees (as a percentage of average daily assets) each fund paid during the last fiscal year:


                  Money Market Fund .....................        .125%





THE ADMINISTRATOR

         General American Life Insurance Company (the Administrator) is the principal administrator for the Capital Company. The Administrator's address is 700 Market Street, St. Louis, Missouri 63101. Subject to policies set by the Board of Directors, the Administrator performs certain administrative services and pays certain administrative expenses for the Capital Company. These services and expenses include, but are not limited to, the following: investment accounting services, transfer agent services, legal services, tax services, conducting shareholders and Board of Directors meetings, outside Director fees, printing and distributing communications to current shareholders of the Capital Company, fidelity bond insurance, and custodial fees. The Administrator charges the Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund. These rates are set forth under "Administration Fees" in the section "Annual Fund Operating Expenses."

                   ADDITIONAL INFORMATION ABOUT THE FUNDS

PURCHASE & REDEMPTION OF SHARES


         Capital Company offers shares of the Money Market Fund on a continuous basis to insurance company separate accounts which, in turn, fund the Contracts. Shares may be purchased or redeemed at a fund's net asset value as next determined following acceptance of an order. Purchases and redemptions of shares are made subsequent to corresponding purchases and redemptions of units of the separate accounts that support the Contracts. All share transactions are executed without any sales or redemption charges. Subject to applicable laws and agreement between parties, the Capital Company reserves the right to sell and redeem shares in kind.


DETERMINATION OF SHARE PRICE

         Each fund calculates its share price, also called net asset value
(NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except for business holidays when the Capital Company is closed. A fund's NAV is generally based on the market value of the securities held in the fund. If market values are not available, the fair market value of securities is determined using procedures that the Board of Directors has approved.

         Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Capital Company's Board of Directors.

         Foreign securities are valued based on quotations from the primary market in which they are traded or the market from which they were purchased. Foreign securities are converted from the local currency into U.S. dollars using the current exchange rates. Foreign securities may trade when the fund does not price its shares. As a result, the value of the International Index Fund may change on days when shareholders will not be able to buy or sell shares.

TAXES AND DIVIDENDS


         The Money Market Fund intends to operate as a regulated investment company under the Internal Revenue Code. Further, each fund intends to meet certain distribution requirements applicable to mutual funds underlying the Contracts. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and realized capital gains, the fund itself is relieved of federal income tax. Under current tax law, distributions that are left to accumulate in a Contract are not subject to federal income tax until they are withdrawn. See the prospectus of the applicable Contract for information regarding the federal income tax treatment of the Contract and distributions to the separate accounts.


PORTFOLIO TURNOVER


         Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover data is included in the Financial Highlights section.


CASH POSITIONS


         The funds may hold a substantial portion of their portfolios in cash and cash equivalents. The extent of the fund's cash position depends on market conditions, fund purchases and redemptions, and other factors. This may detract from the achievement of a fund's objectives over the short-term, or may protect a fund during a market downturn.


PENDING LEGAL PROCEEDINGS

         As of the date of this prospectus, there are no material legal proceedings to which the Capital Company or the Adviser is a party.


                      FINANCIAL HIGHLIGHTS INFORMATION

         The financial highlights tables are intended to help you understand the funds' financial performance for the past five years or, if shorter, the period of the funds' operations. Certain information in the tables reflects financial results on a per share basis. The total returns data in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information as of and for the year ended December 31, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report. The annual report is available upon request.

                                GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED DECEMBER 31
                                              ----------------------------------------------------------------------
                                                 2001           2000           1999           1998           1997
                                              ---------      ---------      ---------      ---------       ---------
Net asset value, beginning of year             $  21.56       $  20.25       $  19.25       $  18.23        $  17.24
Income from investment operations:
Net investment income                              0.87           1.31           1.00           1.02            0.99
                                              ---------      ---------      ---------      ---------       ---------
Net asset value, end of year                   $  22.43       $  21.56       $  20.25       $  19.25        $  18.23
                                              =========      =========      =========      =========       =========

Total return                                      4.05%          6.45%          5.20%          5.62%           5.71%

Net assets, end of period (in thousands)       $376,937       $245,923       $256,140       $235,046        $174,571
Ratio of operating expenses to average net
     assets                                       0.20%          0.21%          0.21%          0.21%           0.21%
Ratio of net investment income to average
     net assets                                   3.76%          6.26%          5.08%          5.45%           5.60%
Portfolio turnover rate                              --             --             --             --              --

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                         SAINT LOUIS, MISSOURI 63101
                               (800) 638-9294



STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Capital Company and its funds is contained in the Capital Company's statement of additional information. The statement of additional information is incorporated into this prospectus by reference. You can receive a copy of the Capital Company's statement of additional information without charge by calling the toll free telephone number listed above.


ANNUAL AND SEMI-ANNUAL REPORTS

         Additional information about the fund's investments is contained in the Capital Company's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Capital Company's funds during the last fiscal year. You can receive a copy of the Capital Company's annual and semi-annual reports without charge by calling the toll free telephone number listed above.


PUBLIC ACCESS

         You may review and copy additional information about the Capital Company and its funds at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC toll free at (800) SEC-0330. You may also obtain reports and other information about the Capital Company and its funds on the SEC's Internet site (www.sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. The SEC charges a duplication fee for written requests.


QUESTIONS

         If you have any questions about the Capital Company or its funds, please call the toll free telephone number listed above.




                           Investment Company Act of 1940 File No. 811-04900

                      GENERAL AMERICAN CAPITAL COMPANY
                              700 MARKET STREET
                          ST. LOUIS, MISSOURI 63101

                              [(800) 638-9294]



                     STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 2002



         General American Capital Company is an open-end, diversified management investment company with the following eight funds:

                    >>  The Money Market Fund.
                    >>  The Bond Index Fund.
                    >>  The Asset Allocation Fund.
                    >>  The Managed Equity Fund.
                    >>  The S&P 500 Index Fund.*
                    >>  The Mid-Cap Equity Fund.
                    >>  The Small-Cap Equity Fund.
                    >>  The International Index Fund.


         This statement of additional information is not a prospectus. It supplements the Capital Company's prospectus dated May 1, 2002. A copy of the prospectus may be obtained at the address or telephone number listed above. This statement of additional information should be read in connection with the Capital Company's prospectus and the insurance company's separate account prospectus that describes the variable insurance policy or annuity contract. Please retain these documents for future reference.







----

* "Standard & Poor's" and "Standard & Poor's 500" are trademarks of the Standard & Poor's Corporation and have been licensed for use by the Capital Company. Capital Company's S&P 500 Index Fund is not sponsored, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                      GENERAL AMERICAN CAPITAL COMPANY
                     STATEMENT OF ADDITIONAL INFORMATION


                              TABLE OF CONTENTS


                                                                       Page
Business History.........................................................B-3
Investment Restrictions..................................................B-3
Description of Certain Investments.......................................B-5
         United States Government Securities.............................B-5
         Bank Obligations................................................B-6
         Repurchase Agreements...........................................B-6
         Reverse Repurchase Agreements...................................B-7
         Commercial Paper................................................B-7
         Stock Index Futures Contracts...................................B-8
         Forward Foreign Currency Transactions...........................B-9
Investment Advisory, Subadvisory, and Other Services.....................B-11
         Investment Advisory and Subadvisory Agreements .................B-11
         Accountants.....................................................B-13

         Custodian and Foreign Custody Manager...........................B-13

         Payment of Expenses.............................................B-14
Portfolio Transactions and Brokerage Allocations.........................B-14
Portfolio Turnover.......................................................B-15

Management of the Company................................................B-16
Codes of Ethics .........................................................B-17

Capital Stock............................................................B-17
Fund Ownership...........................................................B-18

Persons Controlled by or under Common Control with Registrant............B-18
Offering and Redemption of Shares........................................B-18

Determination of Net Asset Value.........................................B-19
Investment Performance ..................................................B-20

Money Market Yield Information...........................................B-21

Taxes and Dividends......................................................B-22

Reports..................................................................B-23

Other Information........................................................B-23

Financial Statements.....................................................B-23

BUSINESS HISTORY


General American Capital Company (the "Company") is an open-ended diversified management investment company established by General American Life Insurance Company ("General American") to provide for the investment of assets of separate accounts of General American, affiliated insurance companies, and unaffiliated insurance companies. The Company was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Currently, shares are offered to General American Separate Account Two, General American Separate Account Eleven, unregistered separate accounts of General American, separate accounts of RGA Reinsurance Company, Security Equity Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, and First MetLife Investors Insurance Company, all affiliates of General American. General American Separate Account Two's assets represent payments for variable annuity contracts, as do the assets of the MetLife Investors separate accounts. General American Separate Account Eleven's assets and those of RGA Reinsurance Company, and Security Equity Life Insurance Company are derived from premium payments made to purchase and continue flexible premium variable life insurance policies. The unregistered separate accounts hold funds for tax-qualified employee benefit plans, or variable life contracts sold to a limited number of wealthy and sophisticated purchasers.


INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Company and may not be changed without approval of a majority of the outstanding shares of each affected fund. Each restriction applies to each fund of the Company unless otherwise indicated. A change in policy affecting only one fund may be effected with the approval of a majority of the outstanding shares of that fund only. (As used in the prospectus and this statement of additional information, the term "majority of the outstanding voting shares" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or
(ii) more than 50% of the outstanding shares.) A fund will not:

1. Invest more than 10% of the value of the total assets of a fund in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and does not apply to the International Index Fund's entrance into forward foreign currency contracts as described herein;

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the Company's Board of Directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Adviser, under guidelines established by the Company's Board of Directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

2. Invest more than 5% of the value of the total assets of a fund in equity securities that are not readily marketable;

3. Invest in real estate, although a fund may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

5. Purchase securities of other investment companies if, as a result, a fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the fund's assets would be invested in any one investment company, or more than 10% of the fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such fund's total assets, taken at market value, would be invested in the securities;

6. Make loans, except by the purchase of debt obligations customarily distributed privately to institutional investors, and except that a fund may buy repurchase agreements and the International Index Fund may enter into forward foreign currency contracts as described herein;

7. As to 75% of the value of the total assets of a fund, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

8. As to 75% of the value of the total assets of a fund, invest in more than 10% of the outstanding voting securities of any one issuer;

9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933;

10. Borrow money, except that the Money Market Fund may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit a fund to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any fund may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300% and except that the International Index Fund may enter into forward foreign currency contracts in accordance with its investment policies;

11. Issue securities senior to its common stock except to the extent set out in Item 10 above;

12. Sell securities short, or maintain a short position provided that the International Index Fund's use of forward foreign currency contracts as described herein shall not be deemed to be selling securities short or to be maintaining a short position;

13. Buy securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities provided that margin payments and other deposits in connection with the International Index Fund's use of forward foreign currency contracts shall not be deemed to constitute purchasing securities on margin;

14. Invest in or write puts, calls, straddles, or spreads. However, this restriction shall not prohibit a fund (other than the Money Market Fund) from writing, selling, or purchasing futures contracts in order to close transactions or to hedge against market risk or interest rate movements nor shall it prohibit the International Index Fund from entering into forward foreign currency contracts as described herein; nor

15. Invest in companies for the purpose of exercising control of management. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

In addition to the investment restrictions described above, the funds will comply with restrictions contained in any current insurance laws in order that the assets of insurance company separate accounts may be invested in shares of the funds.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the funds:

         UNITED STATES GOVERNMENT SECURITIES

All of the funds may invest in U.S. government obligations. These consist of securities of the U.S. government and its agencies, instrumentalities, and government-sponsored enterprises.

The U.S. Treasury issues various types of marketable securities. These securities include bills, notes, and bonds and others that may be offered in the future. Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have maturities of more than one and up to ten years. Treasury bonds have maturities of ten years or more.

Government agency securities are the various types of instruments currently outstanding or which may be offered in the future issued by agencies and instrumentalities of the U.S. government. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmers Home Administration, Export-Import Bank of the U.S., Maritime Administration, General Services Administration, and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, and the U.S. Postal Service. A fund will purchase such securities only so long as they are either guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities) or supported by the issuing agency's or instrumentality's credit or right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes). Not all securities issued by agencies or instrumentalities of the U.S. government have a guarantee representing the full faith and credit of the U.S. government.

         BANK OBLIGATIONS

All of the funds may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

The funds will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S., has total assets of at least $1 billion, and is a member of the Federal Deposit Insurance Corporation.

         REPURCHASE AGREEMENTS

All of the funds may invest in repurchase agreements.

A repurchase agreement customarily obligates the seller, at the time it sells securities to the fund, to repurchase the securities at a mutually agreed-upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the fund, the difference reflecting an agreed upon interest rate to the settlement date that would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the fund upon their acquisition are accrued as interest and included in the fund's net income as dividends. The Company has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. No fund will sell securities subject to repurchase agreements prior to the agreement's maturity unless it is advantageous for the fund to do so.

During the holding period of a repurchase agreement, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. If a fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a fund could experience delays in recovering its money, may fail to recover part or all of its investment, and may incur costs in disposing of securities used as collateral. The funds will enter into repurchase agreements only with sellers that the Adviser, applying criteria established by the Board of Directors of the Company, believes to present minimal credit risks.

         REVERSE REPURCHASE AGREEMENTS

The Money Market Fund and the Asset Allocation Fund may enter into reverse repurchase agreements.

Reverse repurchase agreements involve the sale of money market securities held by a fund pursuant to an agreement to repurchase the securities at an agreed upon price, date, and interest payment. Both funds may use the proceeds of reverse repurchase agreements for the following purposes: (i) to cover net redemptions, (ii) to avoid a premature sale of securities, and
(iii) to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The funds will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is expected to be greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the funds will hold cash and liquid securities in a segregated account at a custodian bank with a dollar value equal to the fund's obligations under the reverse repurchase agreements.

         COMMERCIAL PAPER

Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. On the date of investment by a fund, such paper must be rated in the highest category for short term debt securities by at least two nationally recognized securities rating services such as Standard & Poor's or Moody's Investor's Services (or by one such rating service, if only one such rating service has rated the security). A fund can invest in unrated commercial paper if the Company's Board of Directors determines, in accordance with the procedures of Rule 2a-7, that the unrated security is of comparable quality to rated securities.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (i) the issuer's liquidity ratios are adequate to meet cash requirements and its long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (ii) the issuer has access to at least two additional channels of borrowing; (iii) basic earnings and cash flow of the issuer have an upward trend, with allowances made for unusual circumstances; (iv) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (v) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trends of earnings over a period of ten years; (vii) financial strength of any parent company and the relationships that exist with the issuer; and (viii) recognition by the management of obligations that may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

         STOCK INDEX FUTURES CONTRACTS

The S&P 500 Index Fund and International Index Fund may purchase stock index futures for the purpose of hedging against an increase in the price of securities it intends to purchase or, or sell stock index futures for the purpose of hedging against a decline in values of securities the funds already own.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The S&P 500 Index Fund and International Index Fund intend to purchase and sell futures contracts on the Standard & Poor's 500 Index and the EAFE Index, respectively.

No consideration will be paid or received by a fund upon the purchase or sale of a futures contract. Initially, a fund will be required to deposit with the broker an amount of cash or cash equivalents equal to 5% to 10% of the contract amount. This amount is subject to change by the exchange board of trade on which the contract is traded and members of such exchange board of trade may charge a higher amount. This amount is known as "initial margin," and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

Although the S&P 500 Index Fund and the International Index Fund intend to purchase or sell futures contracts only if market conditions are favorable, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contracts during a single trading day. Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

There can be no assurance of a fund's success at using stock index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities that are the subject of the hedge. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities included in the index. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged were to move in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged were to move in a favorable direction, this advantage would be partially offset by changes in the future's value. If the price of the future were to move more than the price of the stock, the fund would experience either a loss or a gain on the future which would not be completely offset by movements in the price of the securities which are the subject of the hedge.

When futures are purchased to hedge against a possible increase in the price of stocks before a fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the fund then decides not to purchase hedged stocks because of the concern as to possible further market decline or for other reasons, the fund would realize a loss on the futures contract that would not be offset by a reduction in the price of securities purchased.

         FORWARD FOREIGN CURRENCY TRANSACTIONS

The value of the assets of the International Index Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies.

The International Index Fund may use forward contracts to purchase or sell foreign currencies in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward foreign currency exchange contract will involve an obligation by the fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Forward foreign currency transactions will not eliminate fluctuations in the prices of the fund's securities or prevent loss if the prices of such securities should decline.

The International Index Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner the fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The fund does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The fund will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward foreign currency contracts when it determines that to do so is in the best interests of the fund. The fund's custodian bank segregates cash or equity or debt securities in amounts not less than the value of the fund's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the fund's commitments with respect to such contracts. Under normal circumstances, the fund expects that any appreciation or depreciation on such forward exchange contracts will be approximately offset by the depreciation or appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

INVESTMENT ADVISORY, SUBADVISORY AND OTHER SERVICES

         INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS


The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (the "Adviser") with respect to all of the funds. The Company and the Adviser have entered into an Investment Subadvisory Agreement with State Street Research and Management Company (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Metropolitan Life Insurance Company. The Adviser charged Company's funds the following amounts:

                                                      1999                  2000                    2001
                                                      ----                  ----                    ----
         S&P 500 Index Fund                     $1,969,064            $1,661,119                $563,746
         Money Market Fund                         322,117               302,082                 366,062
         Bond Index Fund                           179,605               225,234                 291,901
         Managed Equity Fund                       177,638               170,111                 156,350
         Asset Allocation Fund                     671,598               784,031                 561,282
         International Index Fund                   56,947                60,954                  46,311
         Mid-Cap Equity Fund                        45,950                52,148                  35,318
         Small-Cap Equity Fund                     172,379               283,070                 512,494

The Adviser is responsible for compensating the Subadviser for its services. The Subadviser charged the Adviser the following amounts:

                                                                           2000*                    2001
                                                                           -----                    ----
         Managed Equity Fund                                              45,180                 156,350
         Asset Allocation Fund                                           216,140                 561,282
         Mid-Cap Equity Fund                                              13,457                  28,897
         Small-Cap Equity Fund                                           143,953                 444,161

*State Street Research and Management Company became the investment subadviser on September 20, 2000.

Matthew P. McCauley, Timothy J. Klopfenstein, and Christopher A. Martin are each affiliated with both (i) the Company and (ii) General American Life Insurance Company and/or with its parent company Metropolitan Life Insurance Company.


The investment advisory agreement between the Company and the Adviser (the "Investment Advisory Agreement") provides that the Adviser, subject to control and review by the Company's Board of Directors, is responsible for the overall management and supervision of each fund and for providing certain administrative services to the Company. (See the prospectus.)

The Adviser may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds, and institutional investors. Occasions may arise when combined sales or purchases of securities are made for more than one client in order to obtain favorable execution and low brokerage commissions. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients in a manner deemed equitable and consistent with legal obligations. The goal in making allocations is achieving the same average price for the principal factors which the Adviser considers in making such allocation are the investment objectives of each client, the relative size of the holdings of each client of the same or comparable securities, and the availability in each client's account of funds for investment. Despite these precautions, there may be circumstances when purchases and sales of securities for one or more clients will have an adverse effect on other clients, including a fund of the Company.

For its services to the funds, the Adviser charges a fee which is accrued daily against each fund. The fees charged each fund, stated as an annual percentage of the average daily value of the fund's net assets, are:

                  Money Market Fund         .125 percent
                  Bond Index Fund           .25 percent





The fee charged the S&P 500 Index Fund, International Index Fund, the Mid-Cap Equity Fund, the Managed Equity Fund, the Asset Allocation Fund, and the Small-Cap Equity Fund is stated as a series of annual percentages of the average daily value of the net assets of the funds. The percentages decrease with respect to assets of the funds above certain amounts, as follows:

FUND                                ASSETS                             PERCENTAGE
----                                ------                             ----------
S&P 500 Index Fund                  First $500 million                 .10 percent
                                    Next  $250 million                 .08 percent
                                    Balance over $750 million          .05 percent

International Index                 First $10 million                  .50 percent
Fund                                Next  $10 million                  .40 percent
                                    Balance over $20 million           .30 percent

Mid-Cap Equity Fund                 First $250 million                 .55 percent
                                    Next  $500 million                 .50 percent
                                    Balance over $750 million          .45 percent

Managed Equity Fund                 First $250 million                 .50 percent
                                    Next $500 million                  .45 percent
                                    Balance over $750 million          .35 percent




                                    B-12


Asset Allocation Fund               First $500 million                 .55 percent
                                    Next $500 million                  .45 percent
                                    Balance over $1 billion            .40 percent

Small-Cap Equity                    First $250 million                 .75 percent
Fund                                Next  $500 million                 .65 percent
                                    Balance over $750 million          .60 percent


The Investment Advisory Agreement was approved at a meeting of shareholders of the Company held August 21, 2001. The Investment Advisory Agreement will continue in effect henceforth from year to year with respect to each fund if approved annually: (1) by the Board of Directors of the Company or by a majority of the outstanding shares of that Series, as determined pursuant to the Investment Company Act of 1940 (the "1940 Act"); and (2) by a majority of the Board of Directors of the Company who are not interested persons, within the meaning of the 1940 Act. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or, with respect to any fund, by the requisite vote of the shareholders of that fund. See "CAPITAL STOCK" in this Statement of Additional Information.


For its services to the funds, the Subadviser charges a fee which is accrued daily against each fund. The fees charged each fund, stated as an annual percentage of the average daily value of the fund's net assets, are:


FUND                                ASSETS                             PERCENTAGE
----                                ------                             ----------

Asset Allocation Fund               First $500 million                 .50 percent
                                    Next $500 million                  .40 percent
                                    Balance over $1 billion            .35 percent

Managed Equity Fund                 First $250 million                 .40 percent
                                    Next $500 million                  .35 percent
                                    Balance over $750 million          .30 percent

Mid-Cap Equity Fund                 First $250 million                 .45 percent
                                    Next  $500 million                 .40 percent
                                    Balance over $750 million          .35 percent

Small-Cap Equity                    First $250 million                 .65 percent
Fund                                Next  $500 million                 .60 percent
                                    Balance over $750 million          .55 percent





The Investment Subadvisory Agreement was approved at a special meeting of shareholders of the Company held September 19, 2000. The Investment Advisory Agreement will continue in effect henceforth from year to year with respect to each fund if approved annually: (1) by the Board of Directors of the Company or by a majority of the outstanding shares of that Series, as determined pursuant to the Investment Company Act of 1940 (the "1940 Act"); and (2) by a majority of the Board of Directors of the Company who are not interested persons, within the meaning of the 1940 Act. The Investment Subadvisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or, with respect to any fund, by the requisite vote of the shareholders of that fund. See "CAPITAL STOCK" in this Statement of Additional Information.

         ACCOUNTANTS


Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116 audits the Company's financial statements.

         CUSTODIAN AND FOREIGN CUSTODY MANAGER

State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA acts by itself or in conjunction with Depository Trust Company as custodian of all of the funds. All securities which are eligible for deposit at Depository Trust Company of New York, 55 Water Street, New York, NY are deposited there, in the name and account of the custodian. State Street Bank and Trust Company is also the Company's Foreign Custody Manager. Securities purchased for the fund outside of the U.S. may be maintained in the custody of foreign banks and trust companies which are members of State Street Bank and Trust Company's international custodian network and foreign depositories (foreign sub-custodians) used by such members. With respect to foreign sub-custodians, there can be no assurance that the fund and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of pursuing legal remedies against the foreign sub-custodians, or application of foreign law to the fund's foreign sub-custodial arrangements. Accordingly, an investor should be aware that non-investment risks attendant to holding assets abroad may exceed those associated with investing in the U.S.


         PAYMENT OF EXPENSES


General American Life Insurance Company has paid the organization costs of the Company and pays the Company's ongoing administrative expenses. In addition, General American provides, or contracts on behalf of the Company for, administrative services for the Company. In exchange for these services and the payment of these expenses, General American receives administrative fees from the Company pursuant to a Management Service Agreement.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

Under the Investment Advisory Agreement, the Adviser has responsibility for selecting the broker-dealers through which securities are to be purchased and sold for most of the funds, subject to the general control of the Board of Directors. The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on December 31st of each year:





                                                 1999                  2000                  2001

S&P 500 Index Fund                            138,717               113,187                77,914
Money Market Fund                                 N/A                   N/A                   N/A
Bond Index Fund                                   N/A                   N/A                   N/A
Managed Equity Fund                            24,675               246,955               152,760
Asset Allocation Fund                          40,705               241,365               179,553
International Index Fund                        2,044                18,837                 3,449
Mid-Cap Equity Fund                             6,064                34,029                15,824
Small-Cap Equity Fund                          61,036               478,503                64,795


No brokerage commissions were paid on behalf of the Money Market Fund or the Bond Index Fund. The Money Market Fund's investments are usually purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

In placing orders for securities transactions, the Adviser's policy is to attempt to obtain the most favorable price and efficient execution available. The Adviser, subject to the review of the Company's Board of Directors, may pay more than the lowest possible commission in order to obtain better than average execution of transactions or valuable investment research information, or both. Research information ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. In the opinion of the Adviser, improved execution and investment research information will benefit the performance of each of the funds.

The Adviser evaluates factors relating to the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933. Factors considered include the nature and the size of the issuer and its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance of settlement procedures for the paper.

When selecting broker-dealers to execute portfolio transactions, the Adviser considers factors including the rate of commission or size of the broker-dealer's "spread;" the size and difficulty of the order; the nature of the market for the security, the reliability, financial condition, and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Adviser. In some cases, the Adviser may use such information to assist other investment accounts that it advises and not exclusively for the funds. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Adviser in providing investment advisory services to the funds.

To the best knowledge of management, no director or officer of the Company, of the Adviser, or any person affiliated with either of them has any material direct or indirect interest in any broker employed by or on behalf of the Company.


PORTFOLIO TURNOVER

Portfolio turnover refers to the annual rate of change in a fund's investment portfolio. Portfolio turnover reflects the extent of trading in the portfolio. Trading is usually accompanied by the payment of commissions to brokers which will reduce a fund's return. Portfolio turnover varies over time and among the funds due to the funds' different investment objectives and policies. Portfolio turnover data is included in the Financial Highlights section of the prospectus. The portfolio turnover rate in the year 2000 was significantly higher than in past years for the Small-Cap Equity, Managed Equity, Asset Allocation, and Mid-Cap Equity Funds. The higher rate resulted from a shareholder-approved: (i) change in the investment objective for the Small-Cap Equity Fund; and (ii) the hiring of a new investment subadviser to perform portfolio management for each of the four funds during the year 2000. It is expected that the portfolio turnover rate for these four funds will stabilize at a level which is lower than was seen in the year 2000.

MANAGEMENT OF THE COMPANY

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:


                                        POSITION
                                        HELD WITH    POSITION
NAME AND ADDRESS                AGE     REGISTRANT   HELD SINCE   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------                ---     ----------   ----------   ------------------------------------------------
Theodore M. Armstrong            62      Director      1990       Senior Vice President-Finance & Administration
424 South Woods Mill Road                                         & CFO, Angelica Corp., St. Louis, MO.
Chesterfield, MO 63017-3406                                       (Uniform manufacture & sale, & laundry).

Alan C. Henderson                56      Director      1989       President & CEO, RehabCare Group, Inc., St.
7733 Forsyth Blvd., Suite 1700                                    Louis, MO (Disability rehabilitation business).
St. Louis, MO 63105

Matthew P. McCauley *            60      President     1986       General Counsel, Vice President & Secretary,
700 Market Street                        & Director               GenAmerica Financial Corporation and General
St. Louis, MO 63101                                               American Life Insurance Company, St. Louis,
                                                                  MO, January 2001 to present. Associate General
                                                                  Counsel & Vice President, GenAmerica
                                                                  Financial Corporation and General American
                                                                  Life Insurance Company, St. Louis, MO, January
                                                                  1995 to January 2001.

Harry E. Rich                    62      Director      1993       Retired as Executive Vice President & CFO,
101 Fair Oaks                                                     Brown Group Inc., St. Louis, MO, December
St. Louis, MO 63124                                               1999.

Timothy J. Klopfenstein *        46      Treasurer     2001       Vice President & CEO, General American Life
13045 Tesson Ferry Road                                           Insurance Company, St. Louis, MO.
St. Louis, MO 63128

Christopher A. Martin *          39      Secretary     1998       Senior Counsel, Metropolitan Life Insurance
501 Boylston Street                                               Company, 2001 to present, Boston, MA,
Boston, MA 02116                                                  Counsel, General American Life Insurance
                                                                  Company, 1996 to 2001, St. Louis, MO.

* Denotes those who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

MANAGEMENT COMPENSATION

------------------------------------------- -----------------------------------------
NAME,                                       TOTAL COMPENSATION
POSITION WITH                               FROM THE COMPANY
THE COMPANY                                 IN 2001
------------------------------------------- -----------------------------------------
Theodore M. Armstrong                             $10,000
Director

Alan C. Henderson                                 $10,000
Director

Matthew P. McCauley                               0
Director and President

Harry E. Rich                                     $10,000
Director

Timothy J. Klopfenstein                           0
Treasurer

Christopher A. Martin                             0
Secretary


CODES OF ETHICS

The Company, the Adviser, and the Subadviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes of ethics to invest in securities, including securities that may be purchased or held by the Company's funds, subject to the terms and conditions in the codes of ethics. The Company, the Adviser, and the Subadviser have filed their respective codes of ethics with the SEC as part of the Company's registration statement.

CAPITAL STOCK

The Company is authorized to issue five hundred million (500,000,000) shares of capital stock having a par value of one cent ($.01) per share. Of these authorized shares, one hundred thirty million (130,000,000) have been allocated to the respective series of stock issued by each of the Company's funds, with the balance of the authorized stock available for allocation as needed in the future. The present allocations, which are subject to revision by the Board of Directors of the Company, are:

                           SHARES                SERIES
                           ------                ------
                           40,000,000       S&P 500 Index Fund
                           20,000,000       Money Market Fund
                           10,000,000       Bond Index Fund
                           20,000,000       Managed Equity Fund
                           10,000,000       International Index Fund
                           10,000,000       Mid-Cap Equity Fund
                           10,000,000       Asset Allocation Fund
                           10,000,000       Small-Cap Equity Fund

The assets received by the Company for the issuance or sale of shares of each fund, and all income, earnings, profits and proceeds thereof, are specifically allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of account, and are to be charged with the expenses of such fund. Any assets that are not clearly allocable to a particular fund or funds will be allocated in a manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more funds will generally be allocated among the funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a fund is entitled to participate equally in dividends and distributions declared with respect to such fund, and in the net assets of such fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution.

The shares of each fund, when issued, will be fully paid and non-assessable, will have no preference, preemptive, conversion, exchange, or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

FUND OWNERSHIP

Officers and Directors own less than 1% of the fund's outstanding shares.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of the funds may be sold to separate accounts of affiliated and unaffiliated insurance companies to fund the benefits under certain variable life insurance policies and variable annuity contracts. As of the date hereof, all shares of the funds were held by separate accounts of General American Life Insurance Company and affiliated insurance companies.

The purchasers of insurance contracts that participate in a separate account that is registered with the SEC, and that invests in one of the funds, will have the right to instruct the insurance company from whom they purchased the contract with respect to the voting of the fund's shares which are held by the separate account on behalf of insurance contract holders. Shares attributable to policies for which no instructions are received, and shares that are owned by the insurance company but not attributable to policies funded by registered separate accounts, will be voted by the insurance company on each issue in the same proportion as shares for which there are instructions.

OFFERING AND REDEMPTION OF SHARES

The Company is currently offering shares of each fund without sales charge and at each fund's respective net asset value ("NAV") per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." Shares in the Company's funds are sold directly to separate accounts to support variable annuity contracts and life insurance policies. The Company does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Company's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. Actions might include requiring one separate account to withdraw from the funds.

The Company has no underwriter or distributor. General American Life Insurance Company pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Company), including expenses and costs attributable to the Company, which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of policies except for such costs which are attributable to sales to non-affiliates of General American Life Insurance Company.

The Company redeems all full and fractional shares of its funds at the NAV per share applicable to each fund next calculated after the redemption request is received. See "DETERMINATION OF NET ASSET VALUE" below.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any fund may only be suspended: (i) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings; (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that fund is not reasonably practicable; or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of that fund.

DETERMINATION OF NET ASSET VALUE

Each fund calculates its share price, also called net asset value (NAV), as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), every day the Exchange is open, except for business holidays when the Capital Company is closed. The net asset value per share of each fund is computed by dividing the sum of the value of the securities held by that fund, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that fund at such time. Any expenses borne by the Company, including the investment management fee payable to the Adviser, are accrued daily, except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES - PAYMENT OF EXPENSES," above.

Fund securities which are traded on national stock exchanges are valued at the securities' closing prices. In the absence of any reported sales, fund securities are valued at the latest available bid price. Securities traded in the over-the-counter market for which closing sale prices are available are valued at such prices. Over-the-counter securities for which closing sales prices are not available are valued at the latest bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.


The value of foreign securities held by the International Index Fund are determined based upon its sales price on the foreign exchange or market on which it is primarily traded or on which it was purchased, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe, Australia, and the Far East is normally completed at various times prior to 4:00 p.m. Eastern time, the current closing time of the New York Stock Exchange. Securities traded primarily on an exchange outside the United States which closes before the close of the New York Stock Exchange generally will be valued for purposes of calculating the net asset value at the last sale price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange may materially change such security's value, the adviser or subadviser may value the security at fair value, as described above.

Quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates as compared by State Street Bank and Trust Company, custodian of the assets of the International Index Fund, at the close of business on the New York Stock Exchange (currently 3:00 p.m., St. Louis time).


Debt instruments with maturities of 60 days or more are valued at their market price. Debt instruments with a remaining maturity of less than 60 days are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with 60 days or more remaining to maturity, the market value at the beginning of the 59th day prior to maturity. Thereafter, straight line amortization of discount or premium is assumed until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While valuation at amortized cost provides a more consistent rate of return, it may result in periods during which the price which could be received upon sale of the instrument is higher or lower than its amortized cost value. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, or otherwise as determined in good faith by or under the direction of the Board of Directors of the Company.

INVESTMENT PERFORMANCE


The investment performance of each of the funds is presented in the prospectus and the annual report to shareholders of the Company for the fiscal year ended December 31, 2001, as filed with the SEC pursuant to Rule 30a-1.


The Company may include quotations of a fund's total return in connection with the total return for the appropriate underlying separate account, in advertisements, sales literature, or reports to annuity and policy holders or to prospective investors. Total return for a fund reflects only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return will not reflect charges and deductions against the insurance policies or annuity contracts. Where relevant, the prospectuses for the insurance policies and annuity contracts contain performance information which show total return for the separate accounts, insurance policies, or annuity contracts.

Total return refers to the annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted.

Total return quotations are expressed as annual compound rates of return for each of the periods quoted. They also reflect the deduction of a fund's investment advisory fee and administrative expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

The Company's Small-Cap Equity Fund commenced operations on May 1, 1997, subsequent to a transfer of assets from General American Life Insurance Company Separate Account Twenty, which has identical investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. While Separate Account Twenty continues to exist, its assets now consist solely of shares of the Company's Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on May 1, 1997 was the same as the portfolio of Separate Account Twenty immediately prior to the transfer.

Separate Account Twenty is not a registered investment company, as it is exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, Separate Account Twenty constitutes a "predecessor" of the Small-Cap Equity Fund, the Company calculates the performance for its Small-Cap Equity Fund for periods commencing prior to the transfer of the Separate Account Twenty assets to the Small-Cap Equity Fund by including the Separate Account Twenty total return.

The quoted performance data for the Small-Cap Equity Fund includes the performance of Separate Account Twenty for periods before the Small-Cap Equity Fund began operations. As noted above, Separate Account Twenty was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act, nor was it subject to restrictions imposed by the Internal Revenue Code. If Separate Account Twenty had been registered under the 1940 Act and subject to the Internal Revenue Code, its performance might have been adversely affected.

Each of the funds from time to time may advertise certain investment performance figures. These figures are based on historic earnings but past performance data is not necessarily indicative of future performance of the funds.

MONEY MARKET YIELD INFORMATION

The Company may make current yield and effective yield quotations available for the Money Market Fund. The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield.

The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, subtracting a hypothetical charge reflecting deductions from the account, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis (i.e., multiplying it by 365/7). The net change in unit value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, as follows:

         Effective yield = [(seven day period return + 1)365/7] - 1

The Money Market Fund's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. Because the fund's actual yields will fluctuate, such information may not provide a basis for comparison with bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of determining yield. In addition, the yield quotation does not reflect the charges deducted from the separate accounts (see the prospectus for the variable life insurance policies or annuity contracts funded by the Company). If these charges were deducted to reflect the effective yield to a policy owner, that yield would be lower than the yield calculated for the Money Market Fund.

TAXES AND DIVIDENDS

For federal income tax purposes, each fund of the Company is treated as a separate entity. Each fund intends to qualify and elect to be taxed as a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If a fund qualifies as a "regulated investment company," and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to shareholders. To qualify for treatment as a "regulated investment company," each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not ancillary to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to shareholders and are immediately reinvested in that fund.

The federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each fund of the Company intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

Since the sole shareholders of the Company will be separate accounts of General American and separate accounts of General American affiliates and, possibly in the future, separate accounts of unaffiliated insurance companies, there is no discussion herein as to the federal income tax consequences at the shareholder level.





REPORTS


Annual and semi-annual reports containing financial statements of the Company, as well as proxy soliciting material for the Company, will be sent to owners of policies participating in the funds.


OTHER INFORMATION


This statement of additional information and the prospectus for the Company do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Company has filed with the SEC, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940. Anyone seeking further information should refer to the registration statement and its exhibits.

FINANCIAL STATEMENTS


The audited financial statements for the Company, including the notes thereto, are included in the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2001. Such financial statements are incorporated herein by reference. You may receive a copy of such financial statements without charge upon request to General American Capital Company at the address and phone number shown on the cover of this statement of additional information.

                                   PART C

                              OTHER INFORMATION


ITEM 23. EXHIBITS
         (a)               Articles of Incorporation 2
         (b)               Bylaws 1
         (c)               Instruments Defining Rights of Security Holders 1, 2
         (d)(1)            Form of Investment Advisory Agreement - FILED HEREWITH
         (d)(2)            Investment Subadvisory Agreement 6
         (e)               Not Applicable
         (f)               Not Applicable
         (g)               Custodial Agreement - FILED HEREWITH
         (h)               Amended and Restated Management Services Agreement 4
         (i)               Opinion and Consent of Counsel 3
         (j)               Consents of the Independent Public Accountants - FILED HEREWITH
         (k)               Not Applicable
         (l)               Stock Subscription Agreement with General American Life Company 1
         (m)               Not Applicable
         (n)               Financial Data Schedules - Not Applicable
         (o)               Not Applicable
         (p)(1)            Registrant's Code of Ethics 5
         (p)(2)            Adviser's Code of Ethics 5
         (p)(3)            Subadviser's Code of Ethics 6

         Other Exhibits:

         (1)               Powers of Attorney for:
                                Theodore M. Armstrong 4
                                Alan C. Henderson 4
                                Harry E. Rich 4


                                   *   *   *   *

         1     Filed with Registration Statement, November 12, 1986.
         2     Filed with Pre-Effective Amendment No. 1, June 25, 1987.
         3     Filed with Post-Effective Amendment No. 14, May 1, 1998.
         4     Filed with Post-Effective Amendment No. 16, April 30, 1999.
         5     Filed with Post-Effective Amendment No. 17, May 1, 2000.
         6     Filed with Post-Effective Amendment No. 18, May 1, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT


Because, as of the date hereof, all of the shares of the funds are held by separate accounts of General American Life Insurance Company and its affiliates, General American Life Insurance Company may be said to control the Company. "Echo voting," the practice under which General American Life Insurance Company and its affiliates solicit instructions from purchasers of insurance contracts for voting shares of the Company, and votes shares attributable to unregistered separate accounts in accordance with the instructions received, means that this control is not exercised. Nevertheless, a schedule of Metropolitan Life Insurance Company's (the parent company of General American) family of companies is incorporated herein by reference to Item 24 in the filing of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Metropolitan Series Fund on January 29, 2002. No financial statements for any of these companies is included in the Company's registration statement because the company is owned and controlled by the purchasers of participating separate accounts.


ITEM 25. INDEMNIFICATION

Reference is made to Article Eight of the Registrant's Articles of Incorporation, Exhibit (a), and to Article 11 of the Registrant's Bylaws, Exhibit (b). The Articles and Bylaws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the Bylaws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are either: (1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by: (a) vote of a majority of a quorum of directors who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding or (b) any other reasonable and fair means consistent with the objectives outlined in the Registrant's Bylaws. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; or (3) a majority of a quorum of the directors who are not interested persons and are not parties to the proceedings, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("the Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


Conning Asset Management Company (the "Adviser"), formerly known as General American Investment Management Company, was incorporated in Missouri on September 13, 1982. It is registered as an investment adviser with the SEC. It is a majority-owned, indirect subsidiary of Swiss Re, a publicly traded company. The Adviser serves as investment adviser to the general and separate accounts of affiliated life insurance companies as well as to unaffiliated clients.

NAME OF DIRECTOR OR                 POSITION AT                        OTHER BUSINESS
OFFICER OF CONNING                  CONNING ASSET                      PROFESSION VOCATION
ASSET MANAGEMENT                    MANAGEMENT                         OR EMPLOYMENT
COMPANY                             COMPANY                            DURING PAST TWO YEARS
-------                             -------                            ---------------------
John Sweeney                        Chief Executive Officer            President, Chief Executive
                                    and Director                       Officer, and Director of
                                                                       Conning Corporation;
                                                                       Chairman, Chief Executive
                                                                       Officer, and Director of
                                                                       Conning, Inc.

Salvatore Correnti                  President, Chief                   Executive V.P., Chief
                                    Operating Officer,                 Operating Officer, Secretary
                                    Secretary and Director             and Director of Conning
                                                                       Corporation; President, Chief
                                                                       Operating Officer, Secretary,
                                                                       and Director of Conning, Inc.

John B. Clinton                     Executive Vice President           Executive Vice President of Conning
                                                                       Corporation; Executive Vice
                                                                       President of Conning & Company

                                    C-3


Michael D. McLellan                 Executive Vice President           Executive Vice President of
                                                                       Conning Corporation; President and
                                                                       Director of White Oak Royalty
                                                                       Company; Director of Conning
                                                                       Mortgage Investment Trust, Inc.

Paul W. Kopsky, Jr.                 Executive Vice President           Exec. Vice President and CFO
                                    and CFO and Director               of Conning Corporation; Sr. Vice
                                                                       President, and CFO of Conning, Inc.;
                                                                       Executive Vice President and CFO
                                                                       of Conning & Company; Executive
                                                                       Vice President, CFO and Director of
                                                                       Conning Asset Management,
                                                                       Treasurer and Controller of Conning
                                                                       Mortgage Investment Trust, Inc.; Sr.
                                                                       Vice President and Chief Financial
                                                                       Officer of Conning Corporation

Frank D. Campbell                   Executive Vice President           Executive Vice
                                    and Director                       President of Conning, Inc.;
                                                                       Executive Vice President
                                                                       of Conning Corporation

William Bourque                     General Counsel                    Conning Asset Management

BUSINESS ADDRESSES:

700 MARKET STREET
-----------------
ST. LOUIS, MO 63101                        White Oak Royalty Company
-------------------

CITY PLACE II, 185 ASYLUM STREET           Conning and Company
--------------------------------           Conning, Inc.
HARTFORD, CT 06103-4105                    Conning Corporation
-----------------------                    Conning Asset Management Company

THE LIST OF EACH DIRECTOR AND CERTAIN OFFICERS OF STATE STREET RESEARCH INDICATING ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH EACH SUCH PERSON IS OR HAS BEEN, AT ANY TIME DURING THE PAST TWO FISCAL YEARS, ENGAGED FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE IS INCORPORATED BY REFERENCE HEREIN BY REFERENCE TO THE FILING OF POST-EFFECTIVE AMENDMENT NO. 33 TO THE REGISTRATION STATEMENT ON FORM N-1A OF STATE STREET RESEARCH GROWTH TRUST ON MARCH 8, 2002 (EDGAR ACCESSION NUMBER 0000912057-02-009136).

ITEM 27. PRINCIPAL UNDERWRITER

Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed under the 1940 Act and such records will be surrendered promptly on request. General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101 will serve as custodian of the books and records for the Registrant and in such capacity will keep records regarding securities, bank statements, and canceled checks. General American Life Insurance Company, 700 Market Street, St. Louis, Missouri will serve as transfer agent of the Registrant and in such capacity will keep shareholder's account records, canceled stock certificates, and all other records required by Section 31(a) of the Act.

ITEM 29. MANAGEMENT SERVICES


General American Life Insurance Company will provide any management services needed by the Company and will charge the Company fees based on the terms of the Management Service Agreement between the parties.


ITEM 30. UNDERTAKINGS

The Registrant undertakes to provide each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, upon request and at no charge.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 19 to this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 19 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, and State of Missouri, on May 1, 2002.


                                      GENERAL AMERICAN CAPITAL COMPANY

Attest:                               By: /s/ Matthew P. McCauley
                                          ---------------------------------
                                          Matthew P. McCauley, President
/s/ Christopher A. Martin
--------------------------------
Christopher A. Martin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                     DATE
/s/ Matthew P. McCauley                     President and Director              5/1/02
-----------------------------------         (Principal Executive Officer)
Matthew P. McCauley

/s/ Timothy J. Klopfenstein                 Principal Financial                 5/1/02
-----------------------------------         Officer - Treasurer
Timothy J. Klopfenstein

                                   *        Director                            5/1/02
-----------------------------------
Theodore M. Armstrong

                                   *        Director                            5/1/02
-----------------------------------
Alan C. Henderson

                                   *        Director                            5/1/02
-----------------------------------
Harry E. Rich

By: /s/ Christopher A. Martin
   ---------------------------
        Christopher A. Martin

* Limited Powers of Attorney, authorizing the Registrant's President, Secretary, and Treasurer to sign the Registration Statement and amendments thereto on behalf of certain members of the Board of General American Capital Company have been filed with Post-Effective Amendment No. 16.

                                  APPENDIX


The bar charts on pages 6-10 of the eight fund prospectus have been presented in a tabular format. The bar charts on pages 4-6 of the five fund prospectus have been presented in a tabular format. The bar chart on page 2 of the one fund prospectus has been presented in a tabular format.